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GE 2015 Integrated Report

GE 2015 INTEGRATED SUMMARY REPORT

"The integrated summary report shows investors GE through the lens of management."



"Public company reporting has become so complicated that what matters to investors can get lost. Our priority is to provide meaningful information that all investors can readily access. For investors to make investment and voting decisions, we don't believe that more information is necessarily better. Instead, we've challenged ourselves to provide better information. Over the past several years, we have already been enhancing our reporting in response to feedback from investors, and they have told us how much they like it. This year, we are taking it even further with our new Integrated Summary Report."

JEFFREY R. IMMELT
Chairman of the Board & Chief Executive Officer, GE

March 14, 2016


22%

Contents

This document provides an overview of General Electric. It does not contain all of the information that you should consider. Please read our entire 2015 Annual Report and 2016 Proxy Statement carefully before voting or making an investment decision.

WHERE YOU CAN FIND MORE INFORMATION

- **Annual Report** www.ge.com/annualreport
- **Proxy Statement** www.ge.com/proxy
- **Sustainability Report** www.ge.com/sustainability

FORWARD-LOOKING STATEMENTS

Some of the information we provide in this document is forward-looking and therefore could change over time to reflect changes in the environment in which GE competes. See Forward-Looking Statements on page 65 for more information.

NON-GAAP FINANCIAL MEASURES

Some of the financial measures we provide in this document, including measures that exclude Alstom, may be considered to be non-GAAP financial measures. For more information, see *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles Measures (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.

THROUGHOUT THIS DOCUMENT, WE USE THE FOLLOWING ICONS

Power · Renewable Energy · Oil & Gas
Energy Management · Aviation · Healthcare
Transportation · Appliances & Lighting · Capital
GE Digital · Predix™ · Industrial App Economy

We act. We learn. We get better. We insist on being more than we are today. Some companies are retreating; we are moving forward to become the Digital Industrial.

— JEFF IMMELT


glm
Global
Leadership
Meeting

GE's Global New Directions Team

CEO Jeff Immelt's culture advisory group made up of promising GE employees from around the world

Cover: Krista Carroll, GE Aviation

GE Executive Team



JEFFREY R. IMMELT
Chairman of the Board and Chief Executive Officer



BETH COMSTOCK
Vice Chair



KEITH S. SHERIN
Vice Chairman, GE, and Chairman and Chief Executive Officer, GE Capital



JOHN G. RICE
Vice Chairman and CEO, Global Growth Organization



JEFFREY S. BORNSTEIN
Senior Vice President and Chief Financial Officer



BILL RUH
Senior Vice President and Chief Digital Officer



VIC ABATE
Senior Vice President and Chief Technology Officer



SUSAN P. PETERS
Senior Vice President, Human Resources



ALEX DIMITRIEF
Senior Vice President and General Counsel

HOW WE PERFORMED AGAINST OUR 2015 OPERATING GOALS

	Target	Actual	Year-over-year
Operating Earnings Per Share[1]			
Industrial	$1.10–1.20	$1.14	▲ 19%
GE Capital Verticals	~$0.15	$0.17	▲ 6%
Operating Profit Margins[1,2]			
Industrial (incl. Corporate)[3]	+	15.3%	▲ 110bps
GE Capital Exit Plan			
Asset sales (Ending Net Investment (excluding liquidity))	~$90B	$104B	N/A
Cash			
Free cash flow + dispositions[1]	$12–15B	$15.2B	▲ 23%
Cash returned to investors	$10–30B	$33.0B	▲ $22B

1. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles Measures (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
2. Excluding Alstom.
3. Excluding restructuring and other & gains.

2016 GOALS

1 Operating EPS: $1.45–1.55 (Industrial + Verticals)

- Organic growth of 2–4%
- Core margin expansion
- Corporate @ $2.0–2.2B
- Alstom ~$0.05; Appliances gain ~$0.20
- Restructuring = gains
- FX impact ~$(0.02) at today's rates
- High-teens industrial tax rate

2 Free Cash Flow + Dispositions: $29–32B

- CFOA of $30–32B; ~$18B Capital dividend
- Dispositions of $3–4B
- Net P&E of ~$4B

3 Cash Returned to Investors: ~$26B

- Dividend of ~$8B
- Buyback of ~$18B

Act

Letter to Shareowners

It is easy to be uncertain as an investor today. The global economy is long on volatility and short on economic leadership. But GE remains a good investment. In a complicated world, we are simpler and more competitive. In an uncertain world, we are skilled in managing through tough cycles. In a risky world, we have cultural strength and a lot of cash.

We are tested. Companies that think they are perfect can get you in trouble in this environment. GE is not perfect, but we make progress every day. In 2015, we continued to take strong actions that make GE better.

We transformed our portfolio by exiting most of financial services while completing the purchase of Alstom, our largest industrial deal. This ends a period in which we refocused GE as a high-tech leader. To do so, we sold more than half the Company where we lacked competitive advantage and rebuilt our core franchises. Every GE business today rests solidly on a bedrock of deep domain competency.

The bold strategy to exit GE Capital came from Keith Sherin and his team. The plan was complicated, challenging and risky. It involved one of the largest corporate restructurings in history. Their execution has been flawless. The move says a lot about the GE culture: We are willing to take bold actions in the face of uncertainty; and our team puts the Company ahead of their own interests.

At the same time, we accelerated our transformation as a leader in the Industrial Internet, becoming a "Digital Industrial" company. In the Industrial Internet we see the next great wave of productivity both for our company and for the customers we serve. We are a company that invests in broad industrial transitions, and they don't come much bigger than the full application of data and analytics to machines and systems.

GE CAPITAL PORTFOLIO REPOSITIONING IN 2015

Based on strong buyer interest and an accelerated timeline, the portfolio transition will be largely executed by the end of 2016.

GE Capital Transition


$200B
GOAL FOR ASSET DISPOSITIONS
$157B
SIGNED
$104B
CLOSED
~$50B
TO GO

GE CAPITAL PROFIT CONTRIBUTION

GE Capital drove significant earnings growth and helped fuel GE's investment in its industrial portfolio.

GE Capital % of GE's earnings


~60%
% Earnings Growth 1990–2005
% Earnings: 1990–99
37%
% Earnings: 2000–15
41%
% Earnings: Future
<10%*

* Industrial operating + Verticals basis

GE Capital Historic Timeline

1930s
GE Credit formed in 1932 to provide installment loans to purchase GE appliances

1940s–50s
GE Credit signs 8 millionth contract

1960s
Entered Aviation financing

Commercial Lending and Leasing launches

1970s
Real Estate launches

1980s
Energy Financial Services launches

GE Capital Retail Card Finance launches

1990s
E-business launches

GE Capital splits into 27 businesses

2000s
GE Capital revenues reach ~50% international; ~70% by 2006

Genworth IPO (largest IPO of 2004)

2008–15
Financial crisis & new regulatory bodies

GE Capital Retail Finance IPOs as Synchrony Financial (2014)

Milestone Aviation acquired; first acquisition since financial crisis (2014)

TODAY
Established GE Capital Verticals to better align with GE's industrial businesses

Successful split-off of Synchrony Financial through largest-ever share exchange with 671MM GE shares retired

$107B
Earnings since 1980

The essence of GE is the unique ability to create value from the intersection of horizontal capability with vertical expertise. Competing across multiple businesses and regions—"the horizontal"—requires strategic agility and culture, but it is increasingly valuable. This is how we create competitive advantage from size and diversity. A digital world facilitates more horizontal solutions for customer productivity and internal speed. A volatile world puts more of a premium on reducing risk through diversity, another horizontal skill. At the same time, companies must be deeper to drive low cost, achieving customer outcomes with high share—"the vertical." New innovation will require deep science and, many times, new manufacturing techniques. There are not many companies on Earth that can develop high-tech infrastructure systems at scale, a vertical strength. Maximizing the valuable interface between horizontal and vertical is institutional, part of our leadership capability and embedded in our culture.

In the midst of our transformation, we delivered good results. In 2015, we grew our industrial earnings per share by 19%, expanded our segment margins by 80 basis points, and returned $33 billion of cash to our investors. Our industrial return on total capital expanded 290 basis points to 16.9%. We won in the marketplace, finishing the year with $315 billion in backlog. Strong execution was reflected in our share price. GE's total stock return was +28% in 2015, above the performance of the S&P 500, which grew by 1%, and the industrial index, which declined by 4%. We have solidly outperformed the broader indices over the past three years, when we grew by 64%, and five years, when we grew by 101%. GE ended the year as the eighth most valuable company in the world.

To sustain this performance, we will have to win in challenging global markets. Some say we are in an "industrial recession," but I don't really know what that means. I learn



GE Capital Deal Team

In 2015, the team signed $157B in GE Capital dispositions—a historic accomplishment and a critical piece of our transformation.

Pictured left to right: Jim Waterbury, Joe Nellis, Matt Vaughan, Sarah Hedger, Duncan Berry, Aneek Mamik, Keith Sherin, Jonas Svedlund, Aris Kekedjian, Evelyn McAdam, Ephraim Rudman, Mark Landis



Long-Term Investment in China

GE has been in China for 100 years, and is continuing to localize, partner and go digital with strategic investments in its talent and economy.

22,000	employees
30+	plants
60+	technology labs
34	joint ventures

Near-Term Goals: 10x10

$10B	$10B
in revenues	in sourcing

Pictured left to right:
Gary Gu, Ming Tu, Diana Tang, Peter Li, Xiangli Chen, Rachel Duan, Fengming Liu, Weiming Xiang, Xiang Qian, Dan Yang, Jing Cheng

more from what I see in individual markets and hear from customers. Commodity prices are down significantly, primarily driven by oversupply. Resource industries and regions are restructuring. The dollar has strengthened, probably for an extended period of time. This puts pressure on American exporters. At the same time, commercial air travel is at a record high. Healthcare demographics and access will demand an increase in global spend. And one-third of the world's population still lacks sufficient access to electricity. The global imperative for enhanced infrastructure investment has not changed. Growth is available, but you have to work at it.

What is unique in this cycle is the difficult relationship between business and government, the worst I have ever seen. Technology, productivity and globalization have been the driving forces during my business career. In business, if you don't lead these changes, you get fired; in politics, if you don't fight them, you can't get elected. As a result, most government policy is anti-growth. In the U.S., we want exports but seem to hate trade and exporters; globally, governments love small businesses but then regulate them to death. And so, we perpetuate a cycle: slow growth, poor job creation, populism, low productivity, higher regulation, poor policy and more slow growth. We now live in a world where the most promising growth policy is "negative interest rates." In the U.S., 2015 was the 10th consecutive year when GDP growth failed to reach 3%, a rate that used to be considered our entitlement.

We don't try to pick a cycle, or time a market, or complain about elections. We will always act to get more out of this economy than our peers. We believe in "self-help." We are aggressively managing our cost structure to capitalize on deflation. In 2016, we will fund a record level of restructuring. We have a very strong balance sheet with excess cash.

Predix™: Creating Valuable Outcomes for Customers

Movement Planner



A sophisticated rail traffic control system and logistics planner all-in-one, Movement Planner intelligently analyzes and optimizes traffic, allowing more locomotives to run on the same infrastructure at faster speeds, without laying new track.

- Significant improvement in on-time performance
- Comprehensive view of the network resulting in ~10% increase in network velocity and ~50% reduction in expired crews
- Orders from two Class 1 railroads

GE Health Cloud



The GE Health Cloud is designed to be a scalable, secure ecosystem connecting software, hardware and medical devices.

- Will connect to hundreds of thousands of medical devices and machines from multiple vendors, including **500,000+** GE Healthcare imaging devices

SmartOutage

GE Power's SmartOutage eliminates **70+** applications and unites outage tasks and processes into a single mobile-friendly platform for a powerful productivity boost.

- Drove **$150M** of productivity in 2015; expected to drive **$100M** more in 2016
- **50%** reduction in customer report delivery cycle time



Clarity with Pitney Bowes

Pitney Bowes uses Predix to power their new Industrial Internet software solution, Clarity. Clarity improves inserting and mail-finishing operations, and has helped Pitney Bowes lower costs and optimize machine performance.

- Machine efficiency improvement from **2–10%** over time
- Increased mail throughput productivity by up to **20%**



Aviation Analytics

With Predix, GE Aviation developed analytics to segment commercial fleets and provide in-depth asset condition and operational insights.

- More than **$175M** in customer benefits in 2015 via Predix-optimized maintenance
- Improved fault detection accuracy by 10 percentage points, eliminating unnecessary disruption to more than **1,000** commercial flights



This gives us the ability to create value: buy back stock, bolster your dividends or acquire distressed industrial assets. We have the ability to finance our industrial products, a huge advantage to support our customers. We can move production to the lowest-cost regions and capitalize on currency or excess capacity. And, we are continuing to invest. Our long-term commitments for R&D, globalization and investments like Alstom have built a valuable backlog. I encourage the GE team to just focus on what we can control to stay resilient and agile.

As uncertainty unfolds in front of you, this is what I want you to remember about GE: we have a great set of businesses. We are leading in this era's biggest driver of industrial growth and productivity. We have operating momentum and cash flexibility due to sustained execution of our enterprise strengths. And we have a tested team who gets rewarded only when they deliver for you. GE should be a safe investment in a sea of volatility.

Transformation: A Focused Industrial Leader

Going forward, we are competing as a $130 billion high-tech industrial leader, filled with strong franchises collectively generating consistent growth with high margins and high returns. Every GE business feeds off enterprise strength in technology, brand, globalization and services. In a slow-growth world, there is no case for an unfocused conglomerate. Can anyone see GE acquiring NBC or insurance today, businesses with no tangible fit? Yet, decades ago, this was applauded, and in the 1980's and 90's, it worked.

We are exiting most of our financial services platforms. This was not an easy decision. GE Capital was an important business for GE. It generated 60% of GE's earnings growth from 1990–2005, at one point generating half of our earnings. Despite the volatility of the financial crisis, GE Capital emerged with its franchises intact. However, the business model for a large, wholesale-funded FinCo like GE Capital changed dramatically, and it was impossible to generate acceptable returns. I knew that meeting the requirements for Capital could not be contained and would hurt our industrial competitiveness. We determined that our financial businesses were more valuable outside GE.

We decided to exit all of the financing platforms not related to GE industrial businesses. We completed the split-off of Synchrony, a leader in retail finance. Synchrony as a public company is valued 30% higher than it was in GE. We returned $20 billion to investors in the form of a share buyback. We are selling $200 billion of assets in 18 months, with 80% already signed. We are about one year ahead of our original plan. As we exit these



PER ASSET ANALYTICS

Exact data on usage and environment for a single machine to optimize its performance

=



NEW SERVICES

Digital Twin +
Controls +
Predix

DIGITAL TWIN

THE FUTURE OF SERVICES FOR GE

Animated with real-world data, the Digital Twin is a virtual replica of any product, and is designed to help GE predict and respond to customer problems.



Digital Twin

HOW IT WORKS

PHYSICAL MODEL	+	DATA	=	OUTCOME
Gas turbine + steam turbine		Plant operational data, weather forecasts		Increased fuel efficiency

Combined-cycle power plant

PHYSICAL MODEL	+	DATA	=	OUTCOME
S1 blade + coating		Per-flight data, environmental conditions, prior damage		Optimized inspection schedule

GE90 aircraft engine

CREATES WORLD'S MOST EFFICIENT POWER PLANT OFFERING

IMPROVES QUALITY OF SERVICES BUSINESS

60% increase to Power Services installed base

COMPLETES A COMPREHENSIVE TRANSMISSION AND DISTRIBUTION SOLUTION

ALSTOM: EXPANDING THE GE OFFERING


GE CONTRIBUTION
ALSTOM CONTRIBUTION
POWER
RENEWABLES
GRID
GAS
ONSHORE WIND
DISTRIBUTION
STEAM
HYDRO
TRANSMISSION
OFFSHORE WIND

ENHANCES RENEWABLES BUSINESS IN MULTIPLE WAYS

$3.6B IN SYNERGIES

DRIVES GE2GE & GE4GE GROWTH OPPORTUNITIES



Managing Through Cycles

The GE Store harnesses the power of the Company's diverse businesses to capitalize on industry cycles.


Aviation (2000–02)
+ Sustained R&D investment
+ Supported customer solutions
+ Lowered cost
+ Expanded capability
Engine Shipments ~20%
Now with over $150B in backlog
Power (2001–04)
+ Diversified portfolio
+ Global investment
+ Lowered cost
+ Expanded capability
Gas Turbine Shipments ~65%
Now helps generate one-third of the world's power
Oil & Gas (2014–)
+ Building technical advantage
+ Lower cost
+ Improving our capability & team
+ Expanding our capability
+ Offering customer solutions
Oil Price 50%+
GE Aspirations
To execute for our customers and position ourselves for the future

businesses, we are generating $35 billion of cash, with $4.3 billion returned to the parent in 2015 and another $18 billion in 2016. We plan to use this cash to buy back shares.

Going forward, GE will retain a smaller financial services capability connected to our industrial core. This business should promote industrial growth and generate returns above our cost of capital. At this size, we will apply to de-designate GE Capital as a "systemically important financial institution," greatly reducing the regulatory risk in GE.

We completed the acquisition of Alstom that we had begun in 2014. Alstom is a great strategic and financial fit for GE. We plan to generate $3 billion of cost synergy over five years; Alstom will add $0.05 EPS in 2016 and up to $0.20 by 2018. Alstom creates a more global and technical GE. It adds significant capability to our growth market footprint and project management capability. It gives us the potential for $5 billion of revenue through replacing suppliers with internal capability and by packaging complementary products for our energy customers.

Alstom makes GE more competitive. In Saudi Arabia, we recently won a 1.4 gigawatt order based on efficiency gains derived through combining a GE gas turbine with Alstom balance of plant. For this project, we were able to lower system cost through the use of Alstom's project management capability. Alstom will expand our presence in important markets like India. Here, we have nearly doubled the size of our revenue, our capability and market potential. With Alstom, we become the world's largest renewable player. In Grid, the combination of GE and Alstom makes us a stronger competitor. We believe the Alstom investment will generate a strong return.

We announced the sale of our Appliances business to Haier for $5.4 billion in the first quarter of 2016. This is a great outcome for GE investors and our team. The appliance market is globalizing, with the China market growing quickly. We think Haier is a long-term investor in the U.S., a good home for the GE team. We plan to work with Haier in China to build out distribution and develop the GE brand. We will redeploy this capital to higher returns.

We are seeing some good inorganic opportunities as economic volatility increases and valuations decline. Acquisitions will bolt-on to our existing businesses to make them more competitive and increase their growth rate. Unlike the financial crisis, in this cycle GE has substantial firepower to make strategic investments that create value.

We don't count on acquisitions to grow GE. Rather, we are strong believers that we can grow organically over the long term. We invest more than $10 billion each year in R&D, capital expenditures and systems. We have a deep pipeline of new business platforms, each of which can generate substantial revenue over time. In Aviation, we are penetrating one of our largest "untapped" segments in turboprops. This has long been the domain of our competitors. This began with a small Czech acquisition in 2008. Over time, we leveraged our technical strength to produce an all-new engine design. This year we won the biggest application on the Textron Advanced Turboprop, set to certify in 2019. This will lead to $40 billion in revenue over 25 years, a long-lasting competitive win. GE Ventures is a key catalyst for investing in mobile monitoring and cell therapy, growth initiatives for our Healthcare franchise. And we spun our LED business into a new energy-efficiency platform called Current. At $1 billion in revenue, we are one of the biggest players in LED. By packaging this with other energy-efficiency technologies, controls and financing, we can

build this to $5 billion in 2020. We are partnering with a great group of customers like Walgreens, J.P. Morgan and Simon Property. We will bring our business-building capability to all new investments, like Alstom.

Diversification is essential for consistent financial performance in volatile times. We navigated our Aviation business through the 9/11 crisis when engine shipments declined 20%. Since then, Aviation earnings have tripled and our share has grown. Our shipments of gas turbines declined by 65% between 2001–2004 as a "U.S. bubble" for power generation burst. Yet we have a stronger Power business today. Through those cycles, the "Big GE" protected the businesses and gave them strategic flexibility. That gives us confidence as we approach a difficult Oil & Gas cycle. Between 2014–2016 we expect our Oil & Gas earnings will decline 20–25%. Like past cycles, the strength throughout GE is being transferred to our Oil & Gas business. We are able to invest more in R&D, something our competitors can't do. We are providing lower-cost solutions to our customers that allow them to sustain at current resource market pricing. And we can invest in new assets based on favorable economics. As in the tough times in Power and Aviation, our investment in Oil & Gas is a long-term proposition powered by the basics of a vital industry.

Our portfolio is set. Going forward, we will get more value from our market position by leading the digital wave that is reshaping the industrial world.

Transformation: Creating the Digital Industrial

We are just beginning our transformation as the Digital Industrial Company. The Internet has had a massive impact on consumer productivity and commerce. Its impact on industrial markets is just now being realized. By 2020, 10,000 gas turbines, 68,000 jet engines, more than 100 million lightbulbs and 152 million cars will be connected to the Internet.

At GE, we have decided to generate and model this data ourselves—both inside the Company and with our customers. This is what we mean by becoming a Digital Industrial. Our Digital Industrial capabilities will expand our growth rate, improve our margins and bring us closer to our customers.

There was a time when every sale had a clear endpoint, followed only by routine service and maintenance. Now, sensors on our products send constant streams of data, analyzed and translated into upgrades that drive productivity in industries where even the smallest incremental efficiency can mean very large gains. Capturing it will be a mission in every one of our businesses. Our aspiration is to offer with every GE product a pathway to greater productivity through sensors, software and big-data analytics.

Why GE? I assure you we didn't wake up one morning with "software envy." We have been investing in software and accumulating data for decades. Competing will not require big acquisitions. Rather, the technology required to compete is in our sweet spot. So, why not us?

Our investments are aimed at delivering more productivity for our customers and GE. The performance, so far, of technology companies to generate industrial productivity has been subpar. Industrial productivity, which averaged 4% annually from 1990–2010, is only 1% today. This is because pure connectivity does nothing to create value. Operational productivity requires domain data, physical and digital engineering models, industrial analytics and the ability to modify machines to achieve different outcomes. Ask a hospital CEO how their results have changed once they implemented a new Electronic Medical Record System, and the answer is typically silence. They still lack the data that drives outcomes.

The "killer app" for the Industrial Internet is GE's Digital Twin. GE is creating living digital profiles of 500,000+ industrial machines in the field to provide new opportunities for customer growth and productivity. The Digital Twin is a software model of a physical asset or process that will make it possible to manage more precisely than we ever thought possible and deliver better outcomes. The Twin will create new business models and services for GE's customers and our businesses. On the GE90 engine, we have used Digital Twins to increase fleet availability while saving tens of millions of dollars in unnecessary service overhauls. In rail, we are using Digital Twin models of the Evolution Locomotive to enable our customers to minimize fuel consumption and emissions. The data economy for the industrial world has arrived, and GE is in a unique position to lead it. We enter it bringing decades of deep domain expertise about our industries and volumes of data about our machines and their processes that no one else can match.





The Formation of GE Digital

This year, GE announced the creation of GE Digital, a transformative move that brings together the digital capabilities from across the Company into one organization.
Pictured: Software developers and engineers at GE's facility in San Ramon.


CIO is king
A key driver of employee empowerment and productivity
Customer outcomes
Increased productivity for our customers
Digital Thread
Common systems strategy leveraging Predix™
Technical leadership
Digital Twin combines physics & analytics
Ecosystem approach
Co-creating with customers, developers, partners
Culture of simplification
Act with speed & new business models

With this technical leadership, GE can become a top 10 software company by 2020. At the center of this effort is our cloud-based operating system, Predix™. Predix offers our customers complete situational awareness to monitor, and continually improve, equipment performance. In practice, it will assure everyone in a given enterprise—whether it's an airline, a hospital, a railroad, an oilfield, or a wind farm—a real-time stream of relevant information, accessible on mobile assets. Everything we are doing in data and analytics comes together in this operating system.

GE is unique in developing its own operating system. We are doing this, first and foremost, because we need it for our own productivity. At our scale, we can drive a common platform across GE economically. As an industrial company—and the owner of the Digital Twin—we understand the requirements. We plan to open Predix to our customers and other industrial companies. This gives GE a unique opportunity to create value in the platform ecosystem. We launched Predix in the second half of 2015. By the end of 2016, we expect it to have 200,000 assets under management, 100 GE applications and 20,000 developers creating many more applications. Cyber security is essential for Predix, and we are building world-class capability. We have world-class partners like Intel and SoftBank who will help us develop and deploy Predix.

GE applications provide a show site for the Industrial Internet. This year we will generate $500 million of productivity by applying data and analytics inside GE. We will have 75 "brilliant factories" driving yield, cycle and uptime through model-based design. We are using model-based design on our New Product Introductions which allows us to develop and launch new products with reduced cycles, lower cost and higher quality. We can correlate material usage with product performance to change the work scope in a service agreement which drives productivity for GE and the customer.

The revenue for our analytical applications and software is $5 billion and growing 20% annually. We are offering our customers a complete range of software analytics that are positioned to achieve superior outcomes. In Power, we have digitized wind farms and power plants. These are software-defined products complete with a digital infrastructure including Predix and a plant suite including asset performance management and generation optimization. The value for our customers could be as high as $100 million per wind farm and $230 million per power plant. We launched a Healthcare cloud that gives radiologists anywhere access to analytics and images. Physicians can deliver superior outcomes by accessing data to spot disease patterns and by collaborating with multi-disciplinary teams. Our Healthcare IT installs are growing by 10%. Each of our industrial businesses is aiming to build $1 billion+ digital franchises.

Our innovation is driving customer outcomes. RasGas is a Qatar-based world leader in natural gas. Our asset performance management tool will monitor the pipeline, delivering reliability that could save them hundreds of millions of dollars. At the National Health Service in the U.K., we are delivering enterprise imaging solutions on the Health Cloud. This will improve clinical collaboration and lower cost. The City of San Diego is executing an "intelligent city" powered by Predix with connected LEDs for efficiency. At AEP, we are executing an integrated distribution operating platform for enhanced productivity and uptime. At BNSF, we are executing on a movement planner that leverages data to improve asset utilization. At Emirates Airlines, we are using analytics to improve aircraft fuel performance and maintenance productivity. We are working solution-by-solution, customer-by-customer and country-by-country to deliver outcomes.

Our success as a Digital Industrial depends on partnering with our customers. We must access the data and deliver outcomes by working together. A key to this is the Indus-

CURRENT: A NEW STARTUP WITHIN GE

Current will meet the unique needs of a wide range of commercial, industrial, municipal and utility customers.


LED
SOLAR
ELECTRIC VEHICLE INFRASTRUCTURE
ENERGY STORAGE

OUTCOMES

Leveraging Predix, Current will:

Reduce energy costs
Create energy-efficient systems and software and new business models

Enable intelligent environments
Improve productivity by capturing real-time data and actions with intelligent lighting

Provide on-site power for commercial and industrial customers
Advance grid efficiency, cleaner energy and smarter infrastructure solutions with Predix

$1B in revenues at launch > **$5B** in revenues by 2020


LAUNCH CUSTOMERS
HCA
Hospital Corporation of America
HILTON
WORLDWIDE
JPMorganChase
intel
SIMON
TRANE
Walgreens Boots Alliance

The GE Store

The GE Store is the transfer of technology, talent, expertise and connections through GE's massive, diverse network of businesses and markets. GE's businesses give and take from the Store, and in 2015, the Company made great progress.

Value of scale and diversity



LEVERAGING SCALE
SPREADING
IDEAS AND CONNECTING SOLUTIONS
CREATING SOLUTIONS
POWER
RENEWABLE ENERGY
OIL & GAS
ENERGY MANAGEMENT
AVIATION
HEALTHCARE
TRANSPORTATION
APPLIANCES & LIGHTING
CAPITAL
GLOBAL SCALE
CULTURE & SIMPLIFICATION
DIGITAL
TECHNOLOGY
Outcomes
FASTER GROWTH
EXPANDING MARGINS
DEVELOPING LEADERS


HORIZONTAL CAPABILITY
Size → efficiency of scale
+
Diversity → reduces risk
VERTICAL EXPERTISE
Deep domain science
+
Experience, insight and capability
"The essence of GE is the unique ability to create value from the intersection of horizontal capabilities with vertical expertise."

trial CIO, a forgotten and unappreciated role in most industrial companies. In retrospect, most industrial companies have outsourced too much IT capability. Competency must be restored to improve productivity.

Analytics provide a competitive advantage back into the way we design our products. The new products in our Oil & Gas business now are optimized by digital capability. In the future, our Onshore Solutions will embed reservoir characterization and visualization into submersible pumping, literally digitizing the rocks. We will have "smart iron" to provide precision drilling. We are finding ways to create an "invisible oil field," one that can optimize downhole processing with improved environmental performance. We are creating a valuable cycle: Analytics will enhance our installed base; we can then use those analytics to improve our products, which grows our own share and provides a bigger base for our analytics.

Becoming a Digital Industrial will require investment and will test our culture. Our success is not a given. We are creating a $15 billion software and digital company inside of GE built on agile practices and new business models. We are plugging this software business into thousands of industry-domain experts and a $226 billion services backlog. There is no blueprint for what we are trying to do and, at times, it will be messy.

But the opportunities for value creation are boundless: in better products, leading to added market share; in faster growth in services; in more productivity and higher margins. Over the last 15 years, trillions of dollars in wealth have been created in all kinds of consumer Internet stocks; in the next 15 years, trillions in wealth will be generated across the Industrial Internet. My commitment to you is that GE will be better positioned than any rival to create that value and earn those rewards.



DAVID JOYCE
Aviation, CEO

We are applying data analytics and new digital technologies to advance our own operations. Digital design tools, additive manufacturing, advanced automated machining and advanced inspection, all are enabling our operations, partners and suppliers to dramatically reduce cycle time while improving quality. For example, our most sophisticated turbine blade design concepts are now on test in two weeks, not the nine months it once required, thanks to rapid prototyping and 3D printing.

A digital industrial GE Aviation business moves at a much faster pace, with the confidence and speed enabled by a new reality where physics meets analytics, and our customers and shareholders win.



JOHN FLANNERY
Healthcare, CEO

With the first industry-specific cloud—our "GE Health Cloud," powered by Predix—tech innovators can join a secure ecosystem where they can build, deploy and market their applications. These apps help doctors to manage complex data such as 3D imaging scans, while making clinical collaboration as simple and routine as social networking.

In perhaps no other sector are the implications of the Industrial Internet more in evidence, or more promising, than in healthcare. And no other company has adapted its culture more than we have to be the best partner possible for our customers as they work to solve the challenges ahead.



KATE JOHNSON
GE Digital, Chief Commercial Officer

By the year 2020, all critical industrial equipment will be connected and one exabyte (1 million terabytes!) of data per day will be available.

GE Digital has assembled the people, process and technology required to deliver a broad range of digital capabilities. These capabilities yield new, compelling business outcomes for customers, such as more power at a lower cost, better health diagnostics per scan with reduced dose and increased velocity in transportation.

In GE Digital, almost all of our employees have a software background and therefore have what we call a "digital DNA." They intuitively focus on speed of execution and rapid, measurable results. They understand the power of customer and partner ecosystems, and the potential multiplier effect these ecosystems can have on scalability and value generation.



RUSSELL STOKES
Energy Connections, CEO

Taking innovation into the field, we are expanding our Software and Grid Automation businesses to drive better outcomes for electric utilities. These solutions sharply reduce the time it takes to gather, analyze and interpret equipment data, shave 30% off response times and reduce repair costs by as much as 75%.

Energy Connections uses millions of connected assets and their insights to support mission-critical, real-time control systems for pipeline management, real-time energy market platforms, gas distribution systems and electrical transmission and distribution grids.

Our team is completely centered on delivering in a digital world. We use Product Lifecycle Management tools to increase productivity and quality. 3D modeling and simulation tools compress the design cycle for new product development. The models are linked by the Digital Thread to our shop floor to ensure product efficiency and quality.

What does Digital Industrial mean for my business, and how are we driving it?

For full strategy memos from each CEO, visit gereports.com/ar2015



JAMIE MILLER
Transportation, CEO

With our Services teams, we are increasingly leveraging a computer-based "Digital Twin" of our equipment to analyze individual asset performance, prevent failure modes and optimize maintenance throughout its life.

Because we already know the condition of locomotive engines through our digital models, we can route them for remanufacturing based solely on what needs to be repaired, rather than using a standard full remanufacturing spec for every engine. In our customers' service shops, we know the exact maintenance to perform on a locomotive before it even comes in for repair.

We are breaking free of our traditional "functions," with mission-based and agile teams—teams with singular purpose, empowered to leverage any discipline in our business to achieve their mission.



JÉRÔME PÉCRESSE
Renewable Energy, CEO

The Onshore Wind business has been pioneering digital systems, launching its Digital Wind Farm ecosystem in May 2015. Using the power of big data, wind farms are configured to maximize the performance of each turbine at each location according to the surrounding wind conditions. Their performance is monitored and adjusted in real time to ensure that the wind farm operates as efficiently as possible.

More and more employees are looking at our operations, seeing opportunities for digital tools to improve our productivity and taking the initiative to act. They know that making renewable power more affordable will accelerate penetration and help tackle the energy challenge—for the benefit of people everywhere.



LORENZO SIMONELLI
Oil & Gas, CEO

Operations are greatly enhanced by the knowledge customers gain through our digital technology. When insights from equipment, sub-surface reservoirs and external data points are all brought together, operational planning and decision-making become more efficient and focused—with corresponding gains in performance and safety.

Using Predix, we now offer oil and gas operators an enterprise-wide management dashboard, which is proving a crucial advantage in very competitive conditions.



STEVE BOLZE
Power, CEO

In 2015, we launched Digital Power Plant, a suite of software applications, powered by Predix, that helps deliver more power, higher reliability, greater efficiencies and lower emissions. The Digital Power Plant can generate up to $50 million of incremental value over the life of an existing plant, and up to $230 million for a new one.

At the same time, we are transforming our very own business, creating end-to-end digital connections across our operations to benefit our customers. This Digital Thread weaves together several initiatives—design system integration, model-based enterprise and virtual manufacturing. The advantages of the Digital Thread are enormous: allowing us to "see" more and to deliver better outcomes for our customers, while generating nearly $900 million in productivity savings over the next three years.

COMMITMENT TO LONG-TERM ORGANIC GROWTH

ADVANCED TURBOPROP | Using the GE Store, GE Aviation used technology, expertise and FastWorks from across the Company to aggressively enter a new market with its cutting-edge advanced turboprop engine for a $40B opportunity over 25 years.


$40B
opportunity over next 25 years
FastWorks increased speed of product development
Additive manufacturing techniques improved product cost
Global supply chain expertise enabled efficiency
Manufacturing footprint in Europe made development possible

Superior Performance Powered by the GE Store

A transformed GE is delivering for you. Over the next three years, we plan to grow our earnings to more than $2 per share, or roughly 15% each year. This is based on reducing our share count, integrating Alstom and growing our core operating profit. We plan to return roughly $100 billion to you in buyback and dividends from 2015–2018.

Further, as we execute our portfolio strategy and reduce the size of GE Capital, we plan to run GE with a more typical industrial balance sheet. This may allow us to increase leverage by more than $20 billion while still retaining a highly rated balance sheet. We plan to use this incremental capital for acquisitions or additional buyback, building shareholder value for the long term.

Our team knows exactly what they need to do in the future and are compensated to execute. They also have a competitive advantage that capitalizes on our unique depth and enterprise skill. We call this the GE Store. The GE Store captures our ability to share knowledge, technology and capabilities across the GE businesses. The Store delivers results. Over the last five years, our organic growth has averaged 5%, two times our industrial peer group. And, since 2011, our margins have grown from 14.8% to 17.0%.

The Store allows GE to innovate at scale, investing more than our peers and spreading the innovation across more businesses. The Global Research Center is investing to lead in the material science revolution that is transforming the way we make things. We recently invested $50 million in a 3D printing facility in Alabama to make a critical fuel-system component for LEAP jet engines. We will print 1,000 such components annually, with a target of raising production to 40,000. The component is designed to withstand high temperature and pressure, and was historically made from 20 different parts. Now, we are printing the component, with laser fusing of a powered "super alloy" composed of cobalt, chrome and molybdenum. It is 25% lighter and five times more durable than its predecessor. We are transferring this capability throughout GE.

The Store provides global scale and capability. Our global reach has taken decades to build; the talent, capability, partnerships and reputation can't be matched. GE is one of the world's largest multi-nationals, with global orders of $75 billion. Over the past five years, our global growth has been 7%, twice the GDP. We invest using a total-company approach, with most of our facilities used by all of our businesses. Our global backlog is $224 billion, with balanced business and geographic diversity.

GE is an experienced global competitor, and that really comes in handy as we navigate the changes in China. We will continue to be a full participant in China; we plan to have more than $10 billion in revenue and

FASTWORKS: HELPING GE DELIVER IMPACT FOR CUSTOMERS + INVESTORS

INCREASING PRODUCTIVITY
FastWorks has helped reduce enterprise resource planning systems by 77% since 2010, creating more efficiency and scale across GE's enabling functions.

DIGITAL WIND FARM
FastWorks drove a customer solution in less than four months, leading to 20% more renewable energy per wind farm.

PREDICTING DERAILMENTS
GE Transportation used FastWorks to run quick collaborative iterations with customers, bringing a data and wind prediction solution to market.


LEADERSHIP MINDSET SHIFT
INVESTING FOR GROWTH
BETTER
CUSTOMER OUTCOMES,
FASTER
CHANGING EVERYDAY BEHAVIORS

LAUNCHING FLAGSHIP PRODUCTS
GE Oil & Gas used FastWorks to create its new NovaLT16 turbine with its customers, launching in 30 months vs. ~5 years.

SAVING NEWBORNS
GE Healthcare used FastWorks to create a fast, low-cost, easy-to-use baby warmer to help medical practitioners save newborns from hypothermia.

HACKATHONS
GE Power used Fastworks to disrupt how we work, bringing together global talent to innovate solutions for real-world challenges in record time.

FastWorks combines the speed & agility of a startup with the scale & resources of GE

GE Health Cloud

The GE Health Cloud is a scalable, secure and connected cloud ecosystem designed to deliver healthcare-specific software applications as-a-service. It will connect to thousands of medical devices from multiple vendors and will host apps from GE and thousands of independent software vendors. Applications will range from visualization to life sciences to monitoring to asset management. It is designed to improve patient care and drive improved clinical, financial and operational outcomes.


Collaborate
Connect
Compute
Visualize
Workflow
Archive
Consistent User Experience
Interoperability
Analytic Services
Deployment & Service Models
Data Management
Industry-Compliant Security & Privacy

CUSTOMER OUTCOME

National Health Service Trusts in the UK are using the GE Health Cloud as part of a complete enterprise imaging solution across their facilities. The GE Health Cloud will help improve clinical collaboration and lower operating costs.

500,000

GE Health Cloud will connect to hundreds of thousands of medical imaging devices from multiple vendors.

$10 billion in sourcing in the near future. The benefits of long-term investing and partnering are extensive. We work with China EPC on infrastructure projects in Africa. We can tap into China Bank financing to get global projects done. We are working with state-owned enterprises to build capability in China for the rest of the world. We are building a bioprocess manufacturing industry inside China, working with drug companies to create local capability. China will remain an important market, and GE is well-positioned.

The Store provides market solutions by tying together GE businesses. One of the best-known solutions in GE is to grow in clean energy and reduce the impact of climate change. Ecomagination has been a decade-long effort to solve one of the world's toughest problems. We work with customers, like Statoil, to reduce flare gas in oil discovery or reduce emissions in subsea drilling. This will use multiple GE products and services for an innovative solution. In 2015 our Ecomagination revenue was $36 billion, up sixfold from where we started.

Increasingly, our customers want flexible solutions to support their technical programs, turning capex into opex. We recently completed an innovative partnership with Temple University Health System, a three-hospital academic health system in Philadelphia. Like most health systems, they are grappling with increased volume and lower reimbursement. GE Healthcare worked with Temple to focus on strategy and collaboration, not just equipment replacement. Using an outcomes-based approach, both Temple and GE are rewarded by lowering costs and improving patient care. Together, we are targeting $40 million in operational savings, which will help fund new technology. As part of the plan, we will provide Temple with comprehensive service, equipment, analytics and financing, totaling more than $80 million of future growth for GE. GE's people are working in the facility to deliver outcomes. The GE Store is packaging financing, analytics and innovation to solve customer problems.

The Store spreads intellect by convening focused and accountable horizontal councils. Our Service Council has been operational for about 20 years. It is charged to grow our dollar per installed base by 3–5% and $1 billion of productivity. This year we will focus on gaining share of aged fleet, service analytics and advancing repair technology. Our businesses learn from each other.

The Store is backed by process tools. We are in the third year of training our teams on FastWorks, a tool that combines the best of lean manufacturing and entrepreneurial speed. We have trained 30,000 of the GE team. This work is being applied to increase NPI capacity, operational speed and variable cost productivity. FastWorks is becoming the way we work.

The Store is built on a legacy of leadership development. We have a common set of leadership expectations, framed by the GE Beliefs. We have contemporary leadership programs through our Crotonville learning center and globally develop the best and the brightest for our talent pipeline. We are constantly looking outside GE to recruit new knowledge and capability that will make the Company stronger. At the heart of the Store is a robust meritocracy.

We are driving margin programs at the Store. While we have made progress boosting service margins and lowering structural cost, our product costs are too high. At GE, we work with an $80 billion pool of product and service costs. Our plan is threefold: double our backward integration; expand our sourcing deflation to $1 billion, nearly twice what it was in 2014; and target $900 million of manufacturing productivity. In businesses like Healthcare and Power, we believe our product costs can be substantially lower in the future through improved design and advanced supply-chain strategies.

Working on product cost is forcing us to change the way we think about backward integration. We currently source about $30 billion in parts we design, and we pay substantially more than they should cost. With a huge and predictable backlog, backward integration offers incremental margin opportunity. In Power, we plan to leverage Alstom capability to grow our content. In Aviation, we have invested $5 billion in vertical integration at high returns.

We typically run our businesses well, but there is still room for improvement. In 2015, we invested in Renewable Energy, Energy Management and parts of Healthcare to restore them to the competitive position you expect from GE. We believe there is substantial earnings power from improved operating

HOW

WE POWER THE WORLD WITH INNOVATION

Major product launches

SIGNA PET/MR SCANNER

34 orders to date



Combines soft tissue with cellular activity images and enables faster diagnosis and treatment planning

GE Store contributes: Detector design, sensors and algorithm innovations with GE Global Research Centers

HA-TURBINE

33 in backlog

82 technical selections

World's largest, most efficient gas turbine

GE Store contributes: 3D printing and thermal coatings from Aviation, and maintenance learnings from Oil & Gas



TIER 4 LOCOMOTIVE

756 locomotives delivered

Breakthrough freight locomotive

GE Store contributes: Locomotive motor and control technology utilize developments from Energy Connections



LEAP[1] ENGINE

1,399 orders and commitments in 2015

Market-leading engine for single-aisle jetliners

GE Store contributes: CMCs, a material breakthrough from the GE Store



1. LEAP is a trademark of CFM International, a 50–50 joint venture between Snecma (Safran) and GE.

THE XURI™ Cell Expansion System

63% installed base growth over three years

Enables the manufacture of cutting-edge cell therapies

GE Store contributes: Software from Bangalore and San Ramon centers



NovaLT16

launched in 30 months versus ~5 years

New standard for 16MW-class turbines

GE Store contributes: Aero-derivative components from Power & Aviation



INVESTING IN INDIA

Growth and productivity through local development





GE STORE

DRIVES HISTORIC LOCOMOTIVE DEAL IN INDIA

$2.5B
supply and maintenance contract; largest infrastructure deal ever closed by GE in India

500+
Transportation engineers working on design at GE's India Technology Centre in Bangalore

$200M
GE investment to manufacture and service locomotives in India

- GE to support 7% average annual GDP growth over next few years
- Rail investment will enable the most efficient form of freight transportation
- Production and maintenance facilities will create many jobs for local Indians

performance, regardless of the environment. A new, more highly leveraged, team-based incentive compensation plan creates even more alignment and accountability. GE leaders earn more as we exceed goals that align with shareholder value. And payouts are broadly differentiated based on business performance. In 2015, business payouts ranged from 63% to 130% of target compensation. Our teams want to win.

We are redefining what it means to govern a large, global company. Historically corporate was a "temple for reviews." We want to make it smaller and intensify the impact of the GE Store. GE is an operating company, so the senior team will always enforce mutual accountability. But gone are the days when people would migrate to headquarters to report out and receive instructions. Rather, we must be in the world of ideas, so that we remain contemporary and paranoid. This is behind our move to Boston. We plan to keep our corporate costs low—less than 2% of revenue—but having a big impact. The GE Store is valuable for investors, a key reason you should own GE.

Simplification: for the Team + Investors

To accomplish all of this, we are embracing a culture of simplification. I have put together a team of early career GE leaders to coach me on our simplification journey. They inspire and motivate me; but listening to them is humbling. Through their eyes, I can see the evil nature of corporate bureaucracy; they are a good mirror for my own failings. The GE they want to work at is a deeper and simpler company—one where everyone is looking at opportunities out there for the taking. I want to make GE better for them.

Simplification is essential to become the Digital Industrial. We are leaving the world of professional silos, disconnected spreadsheets and bureaucratic workflows to agile teams that are mission-based. We are acknowledging that, to the next generation, speed and simplification are synonymous with quality and innovation. We have asked many outstanding people to join GE, leaving promising careers in IT companies. They do so because they share our vision for the Industrial Internet. I have promised them that we will lead in both technology and culture; that we will not be burdened by old industrial procedures that no longer are a foundation for success. Achieving a culture of simplification is a strategic imperative at GE and will define our leadership for the next generation.

Simplification reinforces that outcomes matter. Companies need to blunt the momentum of "corporate political correctness." It creates a sense that, if the processes are followed, outcomes don't matter. In this world, it is easy to lose a sense for priorities and proportionality. When political correctness invades business, you lose your competitive edge. It doesn't do any good to win awards for good governance if you are getting eaten alive by competitors. Our sole truth of performance is in the market, winning with customers and investors.

Simplification is making GE safer. Integrity is the foundation of GE. But I take a broader view, not just a legalistic one. We want GE to be morally sound, but also strong. The way we keep GE safe is by having great engineers who design reliable products; by taking cybersecurity seriously and holding senior leaders accountable to be cyber experts; by having a strong balance sheet that is impregnable in a crisis; by having open reporting of rule violations; by seizing growth opportunities in an uncertain economy; and by creating a culture of constructive conflict where everyone has a voice. This includes people who challenge procedures when they don't make sense. Simplification has helped us improve risk management through operational excellence, not by multiple reviews that cheapen accountability.

Through simplification GE is more unified. It is important to take out layers so that leaders are in touch with their teams. We are reducing vertical reviews in favor of delegating decisions to experts who are closer to our customers. We have learned that even the best people will underperform when they have myopic goals. So we have simplified our metrics to better align our teams. GE has 333,000 employees working around the world. Simplification is essential to lead them with a unified purpose.

A simpler company is faster. Let's face it, complex systems are put in place by bureaucrats to either stop progress or simulate perfection. FastWorks is becoming the way we work, favoring progress over perfection. Becoming the Digital Industrial will take multiple improvements. We are not exactly sure what every strategic step will look like. But, we will find out quickly; we will learn and adapt to win.

A simpler company is more empathetic. Simplification forces you to actually learn how your team works; to care more about their tools and productivity. Doug Folsom leads GE Aviation's 50-year-old Hooksett, New Hampshire factory, which embodies the best of GE's past and future. Here we have 700 motivated teammates driving a transformation in what we build and how we build it. They are embracing a fully digital factory, including new automated milling machines and 3D printing capability. More than half of GE's employees are associated with high-tech manufacturing. We are investing in their future, and they are delivering advanced technologies to our global customers. It requires investment and empowerment to create valuable manufacturing jobs.

A simpler company is better for our customers. Maria Claudia Borras recently joined GE as the Chief Commercial Officer in our Oil & Gas business. At GE, we have become too comfortable with fragmented approaches that work internally, but make customers miserable. She has reorganized our commercial efforts to provide solutions, broken down functional barriers and leveraged digital tools to improve our service.

A simpler company is good for investors. Good teams like the same things as good investors. Low-cost companies are better for your team and investors. It means fewer layers, fewer processes, more delegation of authority and better jobs. Information and transparency produce more speed and more accountability. Your team loves it and so do investors. Linking beliefs with valuable outcomes with compensation motivates our team and investors.

We have done a better job of being our own activist. Few companies can match our record of bold change. To be honest, I don't think activists are necessarily bad for companies. They are able to take a fresh look. We like having smart investors in the stock, even when they have a point of view. Activists challenge companies to set priorities, stop wasting money and time, and work on what is essential. When a business team fails in GE, this is what you find: complicated accountability, too much cost in the wrong places, excessive priorities and low market awareness. These are factors activists point to when they criticize companies. Shame on us if we need help from the outside to find this out.

But let's face it, every CEO and company should be proudest of long-term investing; of building something, not just managing it. I know I am. Everybody likes our Aviation business today. It has an awesome franchise, technical leadership and valuable customer relationships. But nobody liked it after 9/11 or during the financial crisis when we doubled our R&D. We have the finest Life Sciences business in the industry, one that is high margin and fast growth. Building this position was facilitated by an "expensive" acquisition that today looks like a bargain. It has prospered with the benefits of the GE Store. If we had waited for this to be popular, we would have missed the opportunity. For every company, there is a fine line between staying the course and listening to new voices; between short term and long term. GE is a 138-year-old company. Frequently, our investors hold our stock for only an hour, six months, three years. They are important, but can't be the only voice. Not because these investors ask for too much, but because they ask for too little. Our strategic opportunities are vast. Our products, and more importantly our customer relationships, last for decades. At GE, we are builders.

Recently, several big investors publically criticized companies for being too short-term oriented. They may be right, but large institutional investors are to blame as well. They have allowed governance to become too legalistic, about politics instead of protect-

Solutions

ECOMAGINATION: DRIVING REAL-WORLD SOLUTIONS

	Statoil	Masdar	Walmart	Total	MWH	bhpbilliton	Intel
FOCUS	Develop technology and techniques to increase resource efficiency and reduce emissions	Pilot energy-neutral water treatment including data optimization in the UAE	Develop & demonstrate next-generation efficiency, renewables and digital solutions	Create hybrid cleaner energy systems for industrial use	Expand and finance industrial and municipal water reuse	Incorporate renewables, efficiency and data analytics	Develop advanced digital optimization techniques for manufacturing
OUTCOME	More economical and sustainable solutions for Oil & Gas	Solution implemented across the Middle East	Scaled solutions for wider commercial use	Decreased energy costs and emissions	Global adoption of water-saving reuse techniques	Lowered fuel costs and emissions in mining life cycle	Increased resource productivity in manufacturing

BUSINESS RESULTS



Revenue
$230B+
'05–'15
R&D
$16B+
'05–'15

ENVIRONMENTAL IMPACT[1]

All Down ~30%+

Energy intensity	Greenhouse gases	Water
32% REDUCTION (FROM 2004 BASELINE)	31% REDUCTION (FROM 2004 BASELINE)	42% REDUCTION (FROM 2006 BASELINE)

1. The reductions are from the baseline years through the end of 2014.

TURNING CAPEX TO OPEX

GE helps its industrial customers transform capital expenditures into operating expenditures with innovative financing solutions.

GE ENERGY FINANCIAL SERVICES PROVIDES:

Financing to acquire Diamond Offshore assets

GE OIL & GAS PROVIDES:

- Maintenance
- Services
- Predictive analytics
- On-site personnel

Diamond Offshore payments to GE are variable based upon equipment performance.

FINANCING INNOVATIVE INDUSTRIAL DEALS

GE's agreement with Diamond Offshore to buy back and maintain blow-out preventers was made possible with financing from GE Energy Financial Services.

Using Predix, GE will leverage the Industrial Internet to limit customers' unplanned downtime.





their GE

It is essential that GE continue to be relevant to the next generation of leaders. I have assembled a group of young leaders, whom I meet with frequently, to help me see GE through their eyes. It is my dream that every young person should want to come to work at our great company. I will never give up that dream. I have asked them to answer three essential questions: What does their GE do? What should their GE look like? And, Why not us?

WHAT DOES OUR GE DO?

At our GE, every day we go to work to help save people's lives. We solve the toughest problems in the world: lack of access to quality healthcare, power and water. When we put our minds into doing something that is right for our customers, nothing can stop us. We get it done. And we act with unyielding integrity.

We do what we say we are going to do. We said we wanted to build a GE Store to leverage technology, growth markets and services, and we are doing it. We said we would take risks and offer the market game-changing technologies, and we are doing it. We said we would transform GE into a Digital Industrial company that offers superior customer outcomes...and we are doing it!

Our GE recognizes that the global marketplace is changing fast and is ready for speed. It is willing to take more risk in new products, new markets and new technologies and is doing it faster.

Our GE understands that without customers, we don't exist and because of that, we work horizontally, always focusing on customer output, using the GE Store as a competitive advantage. With the GE Store interwoven into our culture, the design-to-market process will move with increased agility.

Our GE is becoming a more horizontal company where everyone is focused on delivering for our clients, breaking down barriers and challenging unnecessary bureaucracy. Hierarchy is becoming less important when it comes to sharing relevant viewpoints. Our voices are being heard at all levels.

Our next generation of leaders is highly collaborative, connected and welcomes the opportunity to share information. In order to enable this change, our leadership is focusing on creating a more collaborative environment where "getting things done" becomes easier every day.

Our GE is beginning to act more entrepreneurial. It is investing in amazing ventures, betting on new solutions and business models like Current. It is continuously searching for new ideas, striving to identify emerging needs and providing the best solution in the shortest time.

Our GE believes in its people and invests in their development in every corner of the globe. It recognizes the value of diversity and encourages constructive conflict in order to provide the best solution at all times.

Our GE is the place we want to come back to the next morning, the place where we want to work together with our colleagues, the place we want to be for the next 20 years.

HOW SHOULD GE WORK?

The GE we want will be a place where we cherish customer data. Assets will speak the same language—Predix—to drive the best outcomes for customers. Each asset will reveal how it needs to be groomed to perform at its best, resulting in the best experience, adaptive to the setting it evolves in. We will interpret this data and provide meaningful insights back to our customers, resulting in concrete, relevant outcomes.

One thing that will not change is our proven strength of picking great people and developing them to be great leaders. GE people are not just incredibly smart, they are also good people with strong values who are hungry to learn.

GE must use our generation's technical skill and social culture as part of the strategy for future success. This will require dismantling functional silos, valuing horizontal thinking and accepting failure as part of the innovation process. Collaborative, shared risk/reward relationships with employees, customers and partners need to be enhanced.

GE will be a place that attracts abundant intellectual resources. We will gather the best, hungriest talents and grow them into the leaders of tomorrow. It will take time and iterations. We will encourage them, coach them and be their cheerleaders. They may fail at times. It would mean they had tried hard enough. If they fail, we will be there to catch them.

We will encourage leaders to go deeper in markets, and we will reward domain expertise in commercial and technical fields.

GE will be ever more global, with more leaders in growth markets. These markets will require the solutions that only GE can provide. As they grow, the face of GE will continue to change to reflect the markets where we have the most opportunity.

GE will be a place that ignites people's passions, an exciting place with the spirit of camaraderie. Frontline teams will be empowered. Operations will be more transparent and efficient, and structured more simply.

Our teams will go beyond GE. We will collaborate with customers and other partners to develop new solutions. We will be mission-driven. We will be empowered to safely access, dissect and transform data into valuable and sharable insights for the world to see.

Our workplaces will look different: more flexible work environments with less formality. We are already seeing this change in many of our workplaces.



In the past, leaders were valued for their knowledge; in the future it will be their ability to learn and share. We must lead the Digital Industrial by building real-time decision-making in our machine-to-machine connectivity. GE leaders will make decisions that are collaborative and outcome-driven.

WHY NOT US?

The needle is moving. Our early FastWorks projects were met with reluctance because of our inherent culture to win the first time. However, the results from these projects were real and undeniable. This new methodology infiltrated our culture, and today's GE is one where big swings are encouraged, failures are celebrated and a faster solution is reached.

We are re-inventing ourselves. Whether we've been with GE for 30 years or even one year, the Company we knew yesterday will not be the Company of tomorrow.

The question is, "Are we finished?" The answer is no. A GREAT GE is a simple GE, and we still have work to do.

We are committed to becoming the best Digital Industrial company in the world.

Come visit us and you can feel the change across the Company. GE employees are seeing the opportunities that are out there for grabs, and more and more of them are asking, "Why not us?" At stake is the digital transformation of industry, and the winners will win big as this transformation occurs. So, why not us?

ing the average investor. It is confusing for investors when they are told that company leadership is about filling out forms, not bold growth strategies. It takes strong leadership to bridge the divide between activist regulation pushing you backward and activist investors who want more right now. It is possible to be ultra-competitive, strategically bold and disciplined at the same time. But, it requires great people who want to make a difference. The most important culture change still ahead of us is to be completely intolerant of being nice for the sake of getting along. To fight for ideas; to fight for our customers; to fight for efficiency; to fight for people who are different.

I want our leaders to learn to ask, "Why not us?" I want them to dream about new levels of growth and performance. I want them to see the world both as it is and as it could be if we are determined to lead. Brad Mottier is one example. He is the architect of our big wins in turboprops. He built this business as an entrepreneur who leveraged the GE Store. Now, we are penetrating one of GE's biggest unserved markets. We will change the game. Not every great idea in the future will come from a start-up in Silicon Valley. Some will come from big companies who ask, "Why not us?"

Similarly, companies can have a broader impact on the way the world works when we are not afraid to act. Two years ago, with the leadership of John Rice, we opened a business process outsourcing center in Saudi Arabia. Our vision was to tap into a pool of talented Saudi women to execute process support for our activities in 50 countries. Many people asked, why? Now the center is growing and competing globally. It has created 700 jobs. It is led by a Saudi woman, Dr. Amal Fatani. Sometimes businesses can drive change faster than governments if they ask, "Why not us?"

I am really proud of the GE team. They are talented, global and driven; they, too, have been tested. The GE team will never be outworked, and we don't give up. Last year, we won a $2.5 billion order to upgrade the India rail system. This was a project we worked on for 20 years. It required global teams, weekend travel and all the strength of the GE Store. One of the heroes who delivered this win will retire in 2016. His name is Dave Tucker. He was the commercial leader in our Transportation business. Like many GE leaders, he has lived the "American Dream," becoming more than he thought possible. He grabbed every initiative and stayed contemporary. He hated to lose and rarely did. He had the best package of traits for a leader in the world today: He was a fantastic salesman, and he was a shrewd risk manager. He was always willing to change, lead and compete.

You never hear about the heroes who work at GE. They are not evil globalists or crony capitalists. They are your neighbors. We are part of an economic ecosystem that is the most competitive in the world. We create great jobs through private enterprise and ingenuity. We give back competency and innovation directed at solving the world's toughest problems. We are all proud to work at GE, a purposeful company that makes a difference in the world.

That is the spirit with which I am asking investors to join GE as we transform and execute. We have delivered for you in the last five years. But we are still underowned by big investors. In this time of uncertainty, why not GE? We have great businesses, global scale and strong initiatives. We have a ton of cash that can protect you. And we will lead the Industrial Internet. We are the Digital Industrial. We have grit. Our leaders learned from the experience of economic volatility.

During the financial crisis, in 2008, we were frequently criticized about the size of GE Capital. Investors would ask, "Why do you have so much commercial real estate?" They had a point. But we knew that merely shrinking GE Capital would not create an enduring and valuable GE. So we challenged ourselves with a different aspiration: to reclaim our role as the world's most valuable industrial company; one that will lead in innovation and value creation. We are delivering on that dream.

We act. We learn. We get better. We insist on being more than we are today. Some companies are retreating; we are moving forward to become the Digital Industrial. We are committed to deliver for you. Join us as we create the next wave of growth. Why not GE?



Jeffrey R. Immelt

Chairman of the Board
and Chief Executive Officer
February 26, 2016





GE in 2015

Revenues	Industrial Operating + GE Capital Verticals EPS[1]	GAAP EPS
$117.4B	$1.31	$0.17

Countries in Which We Compete	Employees
~180	333K

$0.17 GAAP EPS reflects certain GE Capital exit-related charges (see *Supplemental Information* on page 95 of our 2015 Annual Report on Form 10-K)

Major Portfolio Changes

M&A
- Alstom acquisition

Organic Investment
- Launched Current, powered by GE
- Launched GE Digital

Dispositions
- GE Capital exits
- Appliances sale agreed upon
- Synchrony split-off

How We Performed Against Our 2015 Operating Goals

How We Tie Pay to Performance

	Target	Actual	Year-over-year	Goals included in 2015 Bonus Program
OPERATING EARNINGS PER SHARE[1]				
Industrial	$1.10–1.20	$1.14	↑ 19%	✓
GE Capital Verticals	~$0.15	$0.17	↑ 6%	
OPERATING PROFIT MARGINS[1,2]				
Industrial segments (without Corporate)	17.0% by 2016	17.0% in 2015 (1 year ahead of plan)	↑ 80bps	✓
Industrial (with Corporate)	+	15.3%[3]	↑ 110bps	
GE CAPITAL EXIT PLAN				
Asset sales (ending net investment (ENI) excluding liquidity)	~$90B	$104B	N/A	✓
CASH				
Free cash flow + dispositions[1]	$12–15B	$15.2B	↑ 23%	✓
Cash returned to investors	$10–30B	$33.0B	↑ $22B	

For more information on our pay vs. performance alignment, see our 2016 proxy statement.

GE Cash From Operating Activities (CFOA) ($16.4B) ↑ 8%
− Net Plant & Equipment ($2.8B)
+ Disposition Proceeds ($1.7B)
= $15.2B

Dividends ($9.3B)
+ Buy back ($3.3B)
+ Synchrony Exchange ($20.4B)
= $33.0B

1. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles Measures (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
2. Excluding Alstom.
3. Excluding restructuring and other & gains.

Digital Industrial Company

What Defines the "New GE"

Unmatched Digital Capabilities

(2016 targets)

Digital Thread

through our installed base & digitizing our engineering, commercial, sourcing & services functions

Predix™

through our cloud-based Industrial Internet operating platform with developers & partners

Industrial App Economy

through innovative Industrial Internet apps

With a Portfolio of Businesses Connected Through the GE Store


CAPITAL
RENEWABLE ENERGY
APPLIANCES & LIGHTING
Global
Culture
OIL & GAS
Digital
Technology
TRANSPORTATION
ENERGY MANAGEMENT

And the Largest, Most Global Scale

REVENUES ~$120B

BACKLOG $315B

OPERATING FOOTPRINT ~180 Countries

The GE Store

The GE Store is the transfer of technology, talent, expertise and connections through GE's massive, diverse network of businesses and markets. GE's businesses give and take from the Store, and in 2015, the Company made great progress.


Value of scale and diversity
LEVERAGING SCALE
SPREADING IDEAS AND CONNECTING SOLUTIONS
CREATING SOLUTIONS
POWER
RENEWABLE ENERGY
OIL & GAS
ENERGY MANAGEMENT
AVIATION
HEALTHCARE
TRANSPORTATION
APPLIANCES & LIGHTING
CAPITAL
GLOBAL SCALE
CULTURE & SIMPLIFICATION
DIGITAL
TECHNOLOGY
Outcomes
FASTER GROWTH
EXPANDING MARGINS
DEVELOPING LEADERS

How We Use the GE Store to Win

Key Differentiators for GE

NEW 2015

Digital



"GE undertook a major reorganization to create a unified digital business within the company called GE Digital."

Bill Ruh
SVP, Chief Digital Officer, appointed September 2015

DIGITAL REVENUES[1]

2014	$4B
2015	$5B
2016 (goal)	++

1. For an explanation of GE Digital's reporting, see *Other Terms Used by GE* on page 24 of our 2015 Annual Report on Form 10-K.

DIGITAL THREAD COST PRODUCTIVITY

$500M (2016 goal)


Reshaping GE as a Digital Industrial Company
A UNIFIED CORPORATE ORGANIZATION
Consolidating existing digital functions into a new organization
DEDICATED DIGITAL RESOURCES AT EACH BUSINESS
Appointing Chief Digital Officers in each business who report jointly to the business CEO & to GE's Chief Digital Officer and who have digital resources focused on each phase of the product life cycle
PRODUCT MANAGEMENT
COMMERCIAL
SOFTWARE ENGINEERING
INFORMATION TECHNOLOGY
GE Digital
HEADQUARTERED IN SAN RAMON, CA
OPERATING PLANS
INCENTIVE COMPENSATION PLANS
CUSTOMER
+ GROWTH
+ UPTIME
+ EFFICIENCY
+ SAFETY
+ CAPACITY
CREATE CUSTOMER & SHAREOWNER VALUE
SHAREOWNER
+ REVENUES
+ MARGINS
+ RETURNS
"We plan to grow GE Digital from $5B revenues in 2015 to ~$15B revenues by 2020"
— Jeff Immelt

GLOBAL SCALE



"GE's acquisition of Alstom further strengthens our global footprint by adding more in-country capabilities."

John Rice
Vice Chairman & CEO, Global Growth Organization

Industrial segment revenues from growth markets[1]


2010
$27B
2014
$43B
2015
$43B
12% average annual growth rate

GLOBAL GROWTH ORGANIZATION SNAPSHOT

20 countries with $1B+ orders

$67B non-US infrastructure orders

24,000+ GE leaders & commercial/services employees localized in growth markets

1. GE launched the Global Growth Organization in 2010.

TECHNOLOGY



"Technology sharing across businesses provides a higher return on capital compared to single-use technologies."

Vic Abate
SVP, Chief Technology Officer

GLOBAL RESEARCH SNAPSHOT

10 Research Centers

~3,000 PhDs, engineers & scientists

3,100+ new patents filed in 2015

SELECTED RECENT PRODUCT LAUNCHES



LEAP[3] Engine
Showcases unique technology developments in additive manufacturing & advanced materials
2015 orders & commitments= 1,399 units



HA-Turbine
World's largest, most efficient gas turbine
2015 technical selections = 82 units
(including 33 units in backlog)

3. LEAP is a trademark of CFM International, a 50-50 joint venture between Snecma (Safran) and GE.

CULTURE & SIMPLIFICATION



SHARED SERVICES

"At the start of Year 3 of our shared services initiative, you can see costs coming down with the same or higher quality."

Shane Fitzsimons
SVP, Global Operations

Industrial selling, general & administrative (SG&A) expenses as a % of sales


2013
15.9%
2014
14.0%
2015
13.9%²

SHARED SERVICES SNAPSHOT[2]

Working at the core of the GE Store to leverage scale & identify innovative solutions to deliver better outcomes at a lower cost for our customers

43% of Industrial functions

6 global functions

10,000 employees (up from ~6,000 in 2014)

2. Excluding Alstom.



LEADERSHIP

"Our new Performance Development approach emphasizes day-to-day development—driving accountability, better customer outcomes, and faster, continuous growth."

Susan Peters
SVP, Human Resources

GLOBAL LEARNING SNAPSHOT

$1B annual investment

50,000 participants

5,000 customers

50 countries

200 locations

PROGRESS: RISING HIGHER

GE is the World's Best Company for Global Leaders

#1

GE ranked #1 in the world on the 2014 Aon Hewitt Top Companies for Leaders list.

Crotonville, our global leadership institute, is at the forefront of thinking in leadership, culture, strategy & innovation. Some of GE's best-known initiatives—Lean Six Sigma, WorkOut, Simplification & FastWorks—took shape here.

Connected Multi-Business Portfolio as a Competitive Advantage

1 Great infrastructure businesses built upon technical & market leadership → critical scale to take advantage of global demographic trends

2 Diversity provides strength through disruptive events & commodity cycles

3 Each business contributes to GE by providing unique expertise to the GE Store & leverages the GE Store to compete more effectively

Year	Event	Businesses Impacted	Businesses Mitigating Impact	GE Response	Outcome
2001	9/11 attacks			Invested in next-gen aircraft engines	GE 90, GEnx, next-gen CFM
2004	U.S. gas turbine cycle bottom		Most other businesses saw double-digit growth	Invested to diversify energy businesses	Stronger, more diversified energy businesses
2009	Financial crisis		Industrial businesses generated ~$17B of cash flow (as originally reported)	Supported GE Capital with cash infusions	Smaller GE Capital that is stronger & more focused
2015	Oil price drop			Restructured Oil & Gas and acquired Alstom energy businesses at attractive price	

HOW CAPITAL VERTICALS CONNECT TO INDUSTRIAL

Financing infrastructure investments through Energy Financial Services, GE Capital Aviation Services & Industrial Finance, including Healthcare Equipment Finance



How We Are Performing

Consolidated


Revenues
$113.2B
3% $117.2B
0% $117.4B
2013 2014 2015


Earnings from Continuing Operations Attributable to GE Common Shareowners
$7.6B
25% $9.5B
83% $1.7B
2013 2014 2015


Industrial Operating + Verticals Earnings[1]
$10.3B
9% $11.3B
16% $13.1B
2013 2014 2015


GE CFOA
$14.3B
$8.3B
Industrial CFOA[1]
$6.0B
GE Capital Dividend
2013
$15.2B
$12.2B
$3.0B
2014
$16.4B
$12.1B
$4.3B
2015

Industrial


Backlog
$249B
Equipment
$64B
Services
$185B
2013
$266B
$71B
$195B
2014
$315B
$89B
$226B
2015


Segment Gross Margins[2]
27.4%
80bps 26.6%
80bps 27.4%
2013 2014 2015[1]


Industrial Operating Profit Margins[1,3]
12.6%
160bps 14.2%
110bps 15.3%
2013 2014 2015

1. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
2. Excluding Alstom.
3. Including Corporate, excluding Alstom, restructuring and other & gains.

POWER

MISSION: Leading globally in power generation & water technologies

Major products: power generation services, gas turbines, engines & generators, steam turbines & generators, nuclear reactors, water systems

Digital solutions: PowerOn Advantage™, Operations Optimization, Asset Performance Management


Revenues
Profits
2015 Ex. ALSTOM
Revenues – $20.6B 0%
Profits – $4.6B 2%
$19.3B
7% $20.6B
4% $21.5B
$4.3B
4% $4.5B
0% $4.5B
2013 2014 2015 2013 2014 2015

Other 2015 results

Margins: 20.9% 90bps Ex. Alstom 22.3% 50bps
Backlog: $77.1B 32% Ex. Alstom $61.6B 5%
 # gas turbines shipped: 107 1

- **Positive:** Continued growth in natural gas supplemented by Alstom acquisition
- **Negative:** Excess capacity in developed markets and continued pressure on oil & gas applications
- **Outlook:** Improving global competitive position despite intense competition & positioning the business for growth with Alstom


CONTRIBUTION TO GE STORE

Advanced manufacturing, combustion science & services installed base

RENEWABLE ENERGY

MISSION: Making renewable power sources affordable, accessible & reliable for the benefit of people everywhere

Major products: onshore & offshore wind turbines, hydropower plants, solar power plants, geothermal power plants, biomass power plants

Digital solutions: Wind PowerUp™, Wind Farm Wake Management, Water & Process Insight


Revenues
Profits
2015 Ex. ALSTOM
Revenues – $6.2B 3%
Profits – $0.5B 28%
$4.8B
33% $6.4B
2% $6.3B
$0.5B
43% $0.7B
38% $0.4B
2013 2014 2015 2013 2014 2015

Other 2015 results

Margins: 6.9% 390bps Ex. Alstom 8.1% 270bps
Backlog: $12.4B 123% Ex. Alstom $7.1B 27%
 # wind turbines shipped: 2,869 10

- **Positive:** Fastest growing energy market & continued push towards carbon-free energy
- **Negative:** Challenging new product transitions in onshore wind
- **Outlook:** Positioning the business to deliver high returns


CONTRIBUTION TO GE STORE

Sustainable power systems & storage

OIL & GAS

MISSION: Pushing the boundaries of technology in oil & gas to bring energy to the world

Major products: surface & subsea drilling & production systems, floating production platform equipment, mechanical drives & compressors, high-pressure reactors, artificial lift solutions, sensing & inspection solutions

Digital solutions: Subsea Systems Optimization, Intelligent Pipeline Solution, Reliability Max, Field Vantage™


Revenues
Profits
$17.3B
10% $19.1B
14% $16.5B
$2.4B
17% $2.8B
12% $2.4B
2013 2014 2015 2013 2014 2015

Other 2015 results

Margins: 14.8% 30bps **Backlog:** $22.9B 9%

- **Positive:** Demand for technical & value-focused solutions
- **Negative:** Continued pressure from oil prices, excess capacity & lower customer capital expenditures
- **Outlook:** Improving competitive position in a tough environment through cost reductions, value-focused solutions & strategic investments


CONTRIBUTION TO GE STORE

Services, technology & first-mover in growth markets


ENERGY MANAGEMENT

MISSION: Being a global technology leader for the transmission, distribution & conversion of electrical power

Major products: electrical distribution & control products & services, lighting & power panels, grid management products & grid modernization services, industrial automation & software solutions, advanced motor, drive & control technologies

Digital solutions: Grid IQ™, Proficy Monitoring & Analysis™, SmallWorld™


Revenues
Profits
2015 Ex. ALSTOM
Revenues – $6.6B 9%
Profits – $0.3B 12%
$7.6B
3%
$7.3B
4%
$7.6B
$0.1B
124%
$0.2B
10%
$0.3B
2013
2014
2015
2013
2014
2015

Other 2015 results

Margins: 3.6% 20bps Ex. Alstom 4.1% 70bps
Backlog: $11.7B 134% Ex.Alstom $3.4B 33% (flat organically)

- **Positive:** Grid Solutions growth through Alstom, strength in electrification & more renewables on the grid
- **Negative:** Continued pressure from oil prices & excess capacity
- **Outlook:** Positioning the business for long-term growth & margin expansion with Alstom


CONTRIBUTION TO GE STORE

Electrification, controls & power conversion technology


AVIATION

MISSION: Providing our aviation customers with the most technologically advanced & productive engines, systems & services for their success

Major products: jet & turboprop engines, components & integrated systems for commercial, military, business & general aviation aircraft & ship propulsion applications, global service network

Digital solutions: Flight Efficiency Services, Fuel Management, Fleet Management


Revenues
Profits
$21.9B
9%
$24.0B
3%
$24.7B
$4.3B
14%
$5.0B
11%
$5.5B
2013
2014
2015
2013
2014
2015

Other 2015 results

Margins: 22.3% 160bps **Backlog:** $151.2B 13%
 # commercial engines shipped: 2,588 17
 # GEnx engines shipped: 260 27
 # military engines shipped: 766 302
Commercial spares rate: $37.1 million/day $6.9M

- **Positive:** Lower fuel costs & continued strength in air passenger traffic
- **Negative:** Military spending uncertain
- **Outlook:** Delivering through commercial product transition


CONTRIBUTION TO GE STORE

Advanced materials/ manufacturing & engineering productivity


HEALTHCARE

MISSION: Developing transformational medical technologies & services that are shaping a new age of patient care

Major products: diagnostic imaging systems (MRI, CT, nuclear & molecular imaging, digital mammography), surgical imaging products, ultrasound, pharmaceutical research & production tools

Digital solutions: Centricity™, Dose Management, Workforce Optimization, Asset Optimization, Health Cloud


Revenues
Profits
$18.2B
1%
$18.3B
4%
$17.6B
$3.0B
0%
$3.0B
5%
$2.9B
2013
2014
2015
2013
2014
2015

Other 2015 results

Margins: 16.3% 40bps **Backlog:** $17.2B 4%
U.S. orders: $8.7B 1%
Europe orders: $3.5B 8%
Growth region orders: $5.3B 6%

- **Positive:** Continued growth in developed markets, demand for IT/analytics-based solutions, biopharmaceutical market expansion
- **Negative:** Pressure in emerging markets
- **Outlook:** Positioning the business for long-term growth


CONTRIBUTION TO GE STORE

Diagnostics technology & first-mover in growth markets

TRANSPORTATION

MISSION: Being a global technology leader & supplier to the railroad, mining, marine, stationary power & drilling industries

Major products: locomotives, diesel engines, drilling motors, mining equipment & propulsion systems, motorized drive systems, software & analytics solutions to optimize rail & mining operations

Digital solutions: Trip Optimizer™, Locotrol™ Distributed Power, GoLINC™, Railconnect™, ShipperConnect™, Movement Planner™, Yard Planner, Smart Intermodal and Automotive Terminal, Customer Performance Analytics



Revenues
Profits
$5.9B
4%
$5.7B
5%
$5.9B
$1.2B
3%
$1.1B
13%
$1.3B
2013
2014
2015
2013
2014
2015

Other 2015 results

Margins: 21.5% ◆ 150bps **Backlog:** $22.4B ◆ 6%
 # locomotives shipped: 985 ◆ 189
 # Tier 4 locomotives shipped: 756

- **Positive:** Digital & global expansion opportunities
- **Negative:** Decreased North America locomotive usage & global commodity price pressure
- **Outlook:** Navigating a highly dynamic industry environment by launching new products & transforming business to align to a more global/digital future



CONTRIBUTION TO GE STORE

Engine technology & growth market localization

APPLIANCES & LIGHTING

MISSION: Leading a global lighting revolution to deliver innovative solutions that change the way people light & think about their world

RECENT DEVELOPMENTS

- Announced Appliances sale. See *2015 Portfolio Changes* on page 14[1]
- Launched Current, powered by GE. A new energy efficiency platform combining LEDs, solar, storage, onsite power & electrical vehicle charging stations

Major products: major home appliances & lighting products/services, including industrial-scale lighting solutions
Digital solutions: Intelligent Cities, Intelligent Enterprises



Revenues
Profits
$8.3B
1%
$8.4B
4%
$8.8B
$0.4B
13%
$0.4B
56%
$0.7B
2013
2014
2015
2013
2014
2015

Other 2015 results

Margins: 7.7% ◆ 260bps

- **Positive:** LED market momentum & robust appliances market
- **Negative:** Continued decline in traditional lighting
- **Outlook:** Continuing to grow LED while investing in Current, powered by GE; expect to close Appliances deal by mid-2016[1]



CONTRIBUTION TO GE STORE

LED is gateway to energy efficiency

CAPITAL

MISSION: Investing financial, human & intellectual capital to help our industrial businesses and their customers build their businesses

Major products: GE industry-focused financial services verticals, including GE Capital Aviation Services, Energy Financial Services and Industrial Finance (including Healthcare Equipment Finance)



Revenues
Profits
$11.3B
0%
$11.3B
5%
$10.8B
2013
2014
2015
$0.4B
201%
$1.2B
$(8.0)B
2013
2014
2015
Verticals Earnings
$1.4B
14%
$1.6B
4%
$1.7B
2013
2014
2015

Other 2015 results

ENI (ex. liquidity)[2,3]: $167B ◆ 54%
Exit plan sales closed (ENI): $104B
Tier 1 Common Ratio (Basel 3) (estimated)[2]: 14.5% ◆ 150bps

- **Positive:** Market receptivity to GE Capital dispositions & strong commercial air traffic
- **Negative:** Continued pressure from oil & gas prices
- **Outlook:** Stable Verticals earnings profile & focus on enhancing the GE Store through launch of Industrial Finance



CONTRIBUTION TO GE STORE

Financing for infrastructure investments

1. Subject to customary closing conditions.
2. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
3. Including assets of discontinued operations.

2015 Portfolio Changes: the biggest portfolio shift in GE's history

ALSTOM

Alstom Aquisition Closed

On November 2, 2015, GE closed its aquisition of Alstom's Thermal, Renewables & Grid businesses for approximately $10.1B.

Alstom's Strategic Fit with GE

- Complementary technologies
- Global presence
- Ability to compete for "rest of the power plant"
- Installed base

POWER SERVICES INSTALLED BASE

60% increase

15K units | 9K units


GE CONTRIBUTION
ALSTOM CONTRIBUTION
GAS TURBINE
HEAT RECOVERY STEAM GENERATOR
GAS TURBINE GENERATOR
GRID SOLUTION
STEAM TURBINE GENERATOR
STEAM TURBINE

GE Segments Impacted

EPS Impact

	2015	$0
Targeted	2016	~$0.05
Targeted	2018	~$0.15–0.20

2020 Targeted Synergy Benefits

COST SYNERGIES ~$3B

GROWTH SYNERGIES $0.6B+

Capital

GE Capital Exit Plan Ahead of Schedule

On April 10, 2015, GE announced a plan to sell most of the assets of GE Capital (targeting ~$200B ENI in total sales), in addition to the Synchrony split-off, retaining those financial assets that support our industrial businesses (which we call Verticals).

The New GE Capital


SMALLER, SIMPLER, SAFER
ENI[1]
$363B
$167B
≤$90B
2014
2015
2017 (targeted)

VALUABLE INDUSTRIAL FINANCE COMPANY

- Aviation Services
- Energy Financial Services
- Industrial Finance, including Healthcare Equipment Finance, Industrial Finance Solutions, Working Capital Solutions, Trade Payables Solutions
- Other (including our run-off insurance portfolio)

Enhancing the competitiveness of our industrial businesses

Executing Faster than Plan

Original 2015 Plan:

Closed deals $90B

Target for completing asset sales: 2017

Actual 2015 Progress (on a fourth-quarter 2014 basis):

Closed deals $104B

Signed deals $157B

Target for completing asset sales: 2016 (1 year ahead of plan)

Plan to apply for de-designation as a non-bank systemically important financial institution (SIFI) early 2016

Retaining GE Capital businesses that directly relate to, and support the growth of, our core industrial businesses

On track to return ~$35B to investors by 2018

synchrony FINANCIAL

Synchrony Split-Off Complete

On November 17, 2015, GE completed its exchange offer for Synchrony Financial (our North American credit card business).

Share buyback $20.4B	GE shares retired 671M	ENI reduction $65B	Offer oversubscribed 3.2X

Appliances

Appliances Sale to Haier Expected to Close in 2016[2]

On January 15, 2016, GE entered into an agreement to sell its Appliances business to Haier following GE's termination of its agreement with Electrolux on December 7, 2015.

ORIGINAL DEAL

Buyer: Electrolux

Purchase price: $3.3B

Expected gain: ~$0.05–0.07/share

GE terminated agreement & received $175M breakup fee

NEW DEAL

Buyer: Haier

Purchase price: $5.4B

Expected gain: ~$0.20/share

1. Excluding liquidity and including assets of discontinued operations. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles Measures (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
2. Subject to customary closing conditions.

How We Allocate Your Capital



Jeff Bornstein
SVP & Chief Financial Officer

"Our financial services exits are unlocking significant capital that we are reallocating to generate higher returns. This year, we retired 6.6% of GE's public float through the Synchrony Financial split-off and plan to use the dividends from the GE Capital exits to fund our buyback program."

GENERATING CAPITAL

- Cash from operating activities
- GE Capital Exit Plan
- Synchrony Financial split-off
- Other dispositions

Potential for incremental debt to optimize capital structure

$145B+
capital to allocate from 2015–2018
(plus potential leverage opportunity)

ALLOCATING CAPITAL

1. Return ~$55B from GE Capital to investors via buyback
2. Sustain attractive dividend of $35B (yield > peers)
3. Reinvest in organic growth (plant & equipment, technology, global scale, digital)
4. Disciplined M&A (see framework below)

HOW WE BALANCE CAPITAL ALLOCATION

2013 ● 2014 ● 2015

ALLOCATION/AMOUNTS — GOALS

Dividends



$7.8B
$8.9B
$9.3B

Sustain attractive dividend (currently at $.23/share) with a dividend yield higher than peers

Buyback
(reported on a book basis)



$23.7B
$10.4B
$1.9B
$20.4B
Synchrony split-off

Reduce share count to 8–8.5B shares outstanding through GE Capital Exit Plan & Synchrony Financial split-off

Synchrony split-off reduced GE public float by 6.6%

Restructuring & Other Charges



$2.0B
$1.8B
$1.7B

Targeting world-class industrial cost structure & margins: ~12.8% industrial SG&A expenses as a % of sales in 2016 (excluding Alstom)

GROWTH FUNDING

Research & Development, Plant & Equipment, Information Technology



$11.2B
$11.5B
$11.5B

Priorities

- Expanding software & analytics capabilities and investing in the digital thread
- Supporting new product launches
- Localizing operations in key growth markets

Acquisitions



$9.0B
$2.1B
$10.4B

M&A framework

+ Bolt-on to existing businesses
+ No growth synergies assumed
+ Market upside → GE
+ Feeds GE strategic momentum
+ Additive to EPS goals

TARGET 15%+ RETURNS

HOW CAPITAL ALLOCATION DRIVES RESULTS

Organic Revenue Growth[1]
(Industrial segments)



0%
7%
3%
2013
2014
2015

Above-peer revenue growth in a slower growth environment

Free Cash Flow[1]
(GE CFOA – Net P&E)



$11.0B
$11.8B
$13.5B
2013
2014
2015

Strong GE Capital dividend & industrial CFOA

Operating Profit Margins[1,2]
(Industrial with Corporate)



12.6%
14.2%
15.3%
2013
2014
2015

Segment margin expansion & lower corporate costs

Returns[1]
(Industrial ROTC)



14.3%
14.0%
16.9%
2013
2014
2015

Higher industrial earnings & lower capital

Key Year-Over-Year Drivers

1. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles Measures (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
2. Excluding Alstom, restructuring and other & gains.

How We Attack Industrial Margins

WHAT IS OUR COST BREAKDOWN

15% SG&A	70% Products & Services	15% Alstom

OUR HISTORICAL MARGIN TRENDS


OPERATING PROFIT MARGIN1, 2
WITHOUT CORPORATE
WITH CORPORATE1
14.8%
15.1%
15.7%
16.2%
17.0%
12.0%
11.6%
12.6%
14.2%
15.3%
2011
2012
2013
2014
2015


SEGMENT GROSS MARGIN1
28.0%
27.7%
27.4%
26.6%
27.4%
2011
2012
2013
2014
2015

We are segregating Alstom's costs from our SG&A and Products & Services costs as we focus on integrating Alstom and achieving our targeted cost synergies

HOW WE DRIVE MARGINS

HISTORICAL & ONGOING FOCUS

Leaner Structure

- **460bps** reduction in Industrial SG&A expenses as a % of sales from 18.5% to 13.9%[1] (2011-2015)
- **65%** of processes moving to shared services
- **77%** reduction in enterprise resource planning systems (2010-2015)
- **$1B+** reduction in Corporate operating costs (2013-2015)[3]

RECENT FOCUS

Lower Product Costs

- Investing in advanced manufacturing & digitized factories
- Capturing supply chain value through deflation, sourcing & backward integration
- Designing for value through FastWorks

INTEGRATION FOCUS

Cost Synergies

- Manufacturing & services
- Sourcing
- SG&A expenses
- Engineering & technology

WHAT WE ARE DRIVING TOWARDS

- **~12.8%** SG&A expenses as % of sales[1]
- **<2%** Corporate operating costs as % of industrial revenues[3]
- **+50 bps** gross margins annually
- **~$3B** target cost synergies by 2020

2016 INITIATIVES TO DRIVE PRODUCT MARGIN EXPANSION

INTEGRATING GE-WIDE COUNCILS

Product Management, Supply Chain & Engineering Leaders councils integrated to prioritize shared margin goals across functions

LAUNCHING NEW PRODUCT COST LABS

Launching Product Management & Variable Cost Productivity labs within Global Research solely focused on product management & costs

HOW WE ARE DEFINING OPERATING PROFIT MARGIN GOING FORWARD[3]

17%[1,2] WITHOUT CORPORATE (In the past, our margin targets excluded Corporate)


15.3%1,2
WITH CORPORATE
2015
PRODUCTIVITY IMPROVEMENTS & LOWER CORPORATE COSTS
+50 BPS
EXCLUDING ALSTOM
ALSTOM IMPACT (100–150) BPS
14–14.5%
INCLUDING ALSTOM
2016 (FORECAST)
COST SYNERGIES, PRODUCTIVITY IMPROVEMENTS & LOWER CORPORATE COSTS
16%+
INCLUDING ALSTOM
2018 (TARGET)

1. Excluding Alstom.
2. Non-GAAP Financial Measure. See *Financial Measures That Supplement U.S. Generally Accepted Accounting Principles Measures (Non-GAAP Financial Measures)* on page 95 of our 2015 Annual Report on Form 10-K.
3. Excluding restructuring and other & gains.

Statement of Earnings

For the years ended December 31 (In millions; per-share amounts in dollars)
REVENUES AND OTHER INCOME
Sales of goods
Sales of services
Other income (Note 17)
GE Capital earnings from continuing operations
GE Capital revenues from services
Total revenues and other income
COSTS AND EXPENSES (Note 26)
Cost of goods sold
Cost of services sold
Selling, general and administrative expenses
Interest and other financial charges
Investment contracts, insurance losses and insurance annuity benefits
Other costs and expenses
Total costs and expenses
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
Benefit (provision) for income taxes (Note 14)
EARNINGS FROM CONTINUING OPERATIONS
Earnings (loss) from discontinued operations, net of taxes (Note 2)
NET EARNINGS (LOSS)
Less net earnings (loss) attributable to noncontrolling interests
NET EARNINGS (LOSS) ATTRIBUTABLE TO THE COMPANY
Preferred stock dividends
NET EARNINGS (LOSS) ATTRIBUTABLE TO GE COMMON SHAREOWNERS
AMOUNTS ATTRIBUTABLE TO GE COMMON SHAREOWNERS
Earnings from continuing operations
Less net earnings (loss) attributable to noncontrolling interests, continuing operations
Earnings from continuing operations attributable to the Company
Preferred stock dividends
Earnings from continuing operations attributable to GE common shareowners
Earnings (loss) from discontinued operations, net of taxes
Less net earnings (loss) attributable to noncontrolling interests, discontinued operations
NET EARNINGS (LOSS) ATTRIBUTABLE TO GE COMMON SHAREOWNERS
PER-SHARE AMOUNTS (Note 18)
Earnings from continuing operations
Diluted earnings per share
Basic earnings per share
Net earnings (loss)
Diluted earnings (loss) per share
Basic earnings (loss) per share
DIVIDENDS DECLARED PER COMMON SHARE

Amounts may not add due to rounding.

See Note 3 for other-than-temporary impairment amounts on investment securities.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

Statement of Earnings (Continued)

General Electric Company and consolidated affiliates			GE[a]			Financial Services (GE Capital)		
2015	2014	2013	2015	2014	2013	2015	2014	2013
$ 74,510	$ 76,568	$ 71,873	$ 74,565	$ 76,715	$ 71,951	$ 79	$ 121	$ 126
31,298	30,190	28,669	31,641	30,594	29,063	—	—	—
2,227	778	3,107	2,165	707	2,886	—	—	—
—	—	—	(7,672)	1,532	699	—	—	—
9,350	9,648	9,595	—	—	—	10,722	11,199	11,141
117,386	117,184	113,245	100,700	109,546	104,599	10,801	11,320	11,267
59,905	61,257	57,867	59,970	61,420	57,962	69	104	108
22,788	22,447	21,974	20,858	20,456	19,668	2,273	2,394	2,700
17,831	16,848	17,945	14,914	14,972	16,104	3,512	2,689	2,550
3,463	2,723	2,870	1,706	1,579	1,333	2,301	1,638	2,021
2,605	2,530	2,661	—	—	—	2,737	2,660	2,764
2,608	1,151	828	—	—	—	2,647	1,159	856
109,200	106,921	104,145	97,447	98,427	95,068	13,539	10,645	10,999
8,186	10,263	9,100	3,252	11,119	9,531	(2,739)	676	268
(6,485)	(773)	(1,219)	(1,506)	(1,634)	(1,667)	(4,979)	861	448
1,700	9,490	7,881	1,746	9,485	7,864	(7,718)	1,537	716
(7,495)	5,855	5,475	(7,807)	5,698	5,439	(7,485)	5,860	5,540
(5,795)	15,345	13,355	(6,061)	15,182	13,303	(15,202)	7,397	6,256
332	112	298	83	(50)	245	248	162	53
(6,126)	15,233	13,057	(6,145)	15,233	13,057	(15,450)	7,234	6,204
(18)	—	—	—	—	—	(330)	(322)	(298)
$ (6,145)	$ 15,233	$ 13,057	$ (6,145)	$ 15,233	$ 13,057	$ (15,780)	$ 6,912	$ 5,906
$ 1,700	$ 9,490	$ 7,881	$ 1,746	$ 9,485	$ 7,864	$ (7,718)	$ 1,537	$ 716
19	(45)	262	83	(50)	245	(64)	5	17
1,681	9,535	7,618	1,663	9,535	7,618	(7,654)	1,532	699
(18)	—	—	—	—	—	(330)	(322)	(298)
1,663	9,535	7,618	1,663	9,535	7,618	(7,983)	1,209	401
(7,495)	5,855	5,475	(7,807)	5,698	5,439	(7,485)	5,860	5,540
312	157	36	—	—	—	312	157	36
$ (6,145)	$ 15,233	$ 13,057	$ (6,145)	$ 15,233	$ 13,057	$ (15,780)	$ 6,912	$ 5,906
$ 0.17	$ 0.94	$ 0.74						
$ 0.17	$ 0.95	$ 0.74						
$ (0.61)	$ 1.50	$ 1.27						
$ (0.62)	$ 1.51	$ 1.28						
$ 0.92	$ 0.89	$ 0.79						

(a) Represents the adding together of all affiliated companies except GE Capital, which is presented on a one-line basis. See Note 1.

Amounts may not add due to rounding.

In the consolidating data on this page, "GE" means the basis of consolidation as described in Note 1 to the consolidated financial statements; "GE Capital" means General Electric Capital Corporation (GECC) and its successor GE Capital Global Holdings, LLC (GECGH) and all of their affiliates and associated companies. Separate information is shown for "GE" and "GE Capital." Transactions between GE and GE Capital have been eliminated from the "General Electric Company and consolidated affiliates" columns.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

General Electric Company and Consolidated Affiliates
Consolidated Statement of Comprehensive Income (Loss)

For the years ended December 31 (In millions)	2015	2014	2013
NET EARNINGS (LOSS)	$ (5,795)	$ 15,345	$ 13,355
Less net earnings (loss) attributable to noncontrolling interests	332	112	298
NET EARNINGS (LOSS) ATTRIBUTABLE TO THE COMPANY	$ (6,126)	$ 15,233	$ 13,057
Other comprehensive income (loss)			
Investment securities	$ (553)	$ 708	$ (374)
Currency translation adjustments	(3,137)	(2,730)	(308)
Cash flow hedges	99	234	466
Benefit plans	5,165	(7,278)	11,300
OTHER COMPREHENSIVE INCOME (LOSS)	1,575	(9,066)	11,084
Less other comprehensive income (loss) attributable to noncontrolling interests	(69)	(13)	(25)
OTHER COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$ 1,644	$ (9,053)	$ 11,109
Comprehensive income (loss)	$ (4,220)	$ 6,278	$ 24,440
Less comprehensive income (loss) attributable to noncontrolling interests	263	99	273
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$ (4,483)	$ 6,180	$ 24,167

Amounts presented net of taxes. See Note 15 for further information about other comprehensive income (loss) and noncontrolling interests.

Amounts may not add due to rounding.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

General Electric Company and Consolidated Affiliates
Consolidated Statement of Changes In Shareowners' Equity

(In millions)	2015	2014	2013
GE shareowners' equity balance at January 1	**$128,159**	$130,566	$123,026
Net earnings (loss) attributable to the Company	**(6,126)**	15,233	13,057
Dividends and other transactions with shareowners	**(9,155)**	(8,948)	(8,060)
Redemption value adjustment for redeemable noncontrolling interests	**(25)**	(2)	(1)
Other comprehensive income (loss) attributable to the Company	**1,644**	(9,053)	11,109
Net sales (purchases) of shares for treasury[a]	**(20,946)**	(32)	(7,989)
Changes in other capital	**4,724**	396	(576)
Ending balance at December 31	**98,274**	128,159	130,566
Noncontrolling interests	**1,864**	8,674	6,217
Total equity balance at December 31	**$100,138**	$136,833	$136,783

(a) 2015 included $(20,383) million related to the split-off of Synchrony Financial from GE, where GE shares were exchanged for shares of Synchrony Financial.

Amounts may not add due to rounding.

See Note 15 for further information about changes in shareowners' equity.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

Statement of Financial Position

At December 31 (In millions, except share amounts)
ASSETS
Cash and equivalents
Investment securities (Note 3)
Current receivables (Note 4)
Inventories (Note 5)
Financing receivables—net (Note 6)
Other GE Capital receivables
Property, plant and equipment—net (Note 7)
Receivable from GE Capital (debt assumption)
Investment in GE Capital
Goodwill (Note 8)
Other intangible assets—net (Note 8)
Contract assets (Note 9)
All other assets (Note 9)
Deferred income taxes (Note 14)
Assets of businesses held for sale (Note 2)
Assets of discontinued operations (Note 2)
Total assets [a]
LIABILITIES AND EQUITY
Short-term borrowings (Note 10)
Accounts payable, principally trade accounts
Progress collections and price adjustments accrued
Dividends payable
Other GE current liabilities
Non-recourse borrowings of consolidated securitization entities (Note 10)
Long-term borrowings (Note 10)[b]
Investment contracts, insurance liabilities and insurance annuity benefits (Note 11)
Non-current compensation and benefits
All other liabilities (Note 13)
Liabilities of businesses held for sale (Note 2)
Liabilities of discontinued operations (Note 2)
Total liabilities [a]
Redeemable noncontrolling interests (Note 15)
Preferred stock (5,944,250 shares outstanding at year-end 2015 and no shares outstanding at year-end 2014)
GECC preferred stock (no shares outstanding at year-end 2015 and 50,000 shares outstanding at year-end 2014)
Common stock (9,379,288,000 and 10,057,380,000 shares outstanding at year-end 2015 and 2014, respectively)
Accumulated other comprehensive income (loss)—net attributable to GE[c]
Investment securities
Currency translation adjustments
Cash flow hedges
Benefit plans
Other capital
Retained earnings
Less common stock held in treasury
Total GE shareowners' equity
Noncontrolling interests[d] (Note 15)
Total equity (Notes 15 and 16)
Total liabilities, redeemable noncontrolling interests and equity

(a) Our consolidated assets at December 31, 2015 included total assets of $8,542 million of certain variable interest entities (VIEs) that can only be used to settle the liabilities of those VIEs. These assets included current receivables and net financing receivables of $4,387 million and investment securities of $1,404 million within continuing operations and assets of discontinued operations of $1,798 million. Our consolidated liabilities at December 31, 2015 included liabilities of certain VIEs for which the VIE creditors do not have recourse to GE. These liabilities included non-recourse borrowings of consolidated securitization entities (CSEs) of $3,083 million within continuing operations and non-recourse borrowings of CSEs within discontinued operations of $794 million. See Note 21.

(b) On December 2, 2015, senior unsecured notes and commercial paper was assumed by GE upon its merger with GE Capital resulting in an intercompany payable to GE. At December 31, 2015, this amounted to $17,649 million in short-term borrowings and $67,465 million in long-term borrowings. See Note 10 for additional information.

(c) The sum of accumulated other comprehensive income (loss) (AOCI) attributable to the Company was $(16,529) million and $(18,172) million at December 31, 2015 and 2014, respectively.

(d) Included AOCI attributable to noncontrolling interests of $(264) million and $(194) million at December 31, 2015 and 2014, respectively.

Amounts may not add due to rounding.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

Statement of Financial Position (Continued)

General Electric Company and consolidated affiliates		GE[a]		Financial Services (GE Capital)	
2015	2014	2015	2014	2015	2014
$ 70,483	$ 70,025	$ 10,372	$ 15,916	$ 60,111	$ 54,109
31,973	35,505	151	84	31,827	35,425
27,022	23,237	14,707	11,513	—	—
22,515	17,689	22,449	17,639	66	50
12,052	13,445	—	—	25,003	25,647
6,782	6,261	—	—	15,865	13,848
54,095	48,070	20,145	17,207	34,781	31,253
—	—	85,114	—	—	—
—	—	46,227	82,549	—	—
65,526	53,207	63,157	51,526	2,370	1,680
16,744	13,182	16,312	12,984	435	202
21,156	16,960	21,156	16,960	—	—
37,471	24,836	13,281	7,722	25,287	17,445
3,105	6,183	7,666	8,772	(4,561)	(2,590)
2,818	2,826	2,818	2,805	—	—
120,951	323,529	9	9	120,942	323,520
$492,692	$654,954	$323,562	$245,686	$312,125	$500,589
$ 49,892	$ 70,425	$ 19,799	$ 3,872	$ 48,650	$ 67,416
13,680	12,067	19,250	16,511	1,745	1,905
15,776	12,537	15,776	12,550	—	—
2,167	2,317	2,167	2,317	—	—
23,597	14,323	23,595	14,322	—	—
3,083	4,403	—	—	3,083	4,403
145,301	186,596	83,770	12,468	129,062	174,174
25,692	27,432	—	—	26,155	27,881
40,487	42,238	39,472	41,494	1,006	734
22,558	16,511	15,573	11,429	9,351	5,583
861	941	1,409	1,504	—	—
46,487	128,233	128	137	46,359	128,096
389,582	518,023	220,938	116,604	265,411	410,191
2,972	98	2,972	98	—	—
6	—	6	—	6	—
—	—	—	—	—	—
702	702	702	702	—	—
460	1,013	460	1,013	456	1,010
(5,499)	(2,428)	(5,499)	(2,428)	(898)	(839)
(80)	(180)	(80)	(180)	(112)	(172)
(11,410)	(16,578)	(11,410)	(16,578)	(540)	(577)
37,613	32,889	37,613	32,889	12,326	32,999
140,020	155,333	140,020	155,333	34,988	55,077
(63,539)	(42,593)	(63,539)	(42,593)	—	—
98,274	128,159	98,274	128,159	46,227	87,499
1,864	8,674	1,378	825	486	2,899
100,138	136,833	99,651	128,984	46,713	90,398
$492,692	$654,954	$323,562	$245,686	$312,125	$500,589

(a) Represents the adding together of all affiliated companies except GE Capital, which is presented on a one-line basis. See Note 1.

Amounts may not add due to rounding.

In the consolidating data on this page, "GE" means the basis of consolidation as described in Note 1 to the consolidated financial statements; "GE Capital" means General Electric Capital Corporation (GECC) and its successor GE Capital Global Holdings, LLC (GECGH) and all of their affiliates and associated companies. Separate information is shown for "GE" and "GE Capital." Transactions between GE and GE Capital have been eliminated from the "General Electric Company and consolidated affiliates" columns.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

Statement of Cash Flows

For the years ended December 31 (In millions)
CASH FLOWS—OPERATING ACTIVITIES
Net earnings (loss)
Less net earnings (loss) attributable to noncontrolling interests
Net earnings (loss) attributable to the Company
(Earnings) loss from discontinued operations
Adjustments to reconcile net earnings attributable to the Company to cash provided from operating activities:
Depreciation and amortization of property, plant and equipment
Earnings from continuing operations retained by GE Capital[a]
Deferred income taxes
Decrease (increase) in GE current receivables
Decrease (increase) in inventories
Increase (decrease) in accounts payable
Increase (decrease) in GE progress collections
All other operating activities
Cash from (used for) operating activities – continuing operations
Cash from (used for) operating activities – discontinued operations
CASH FROM (USED FOR) OPERATING ACTIVITIES
CASH FLOWS—INVESTING ACTIVITIES
Additions to property, plant and equipment
Dispositions of property, plant and equipment
Net decrease (increase) in GE Capital financing receivables
Proceeds from sale of discontinued operations
Proceeds from principal business dispositions
Proceeds from sale of equity interest in NBCU LLC
Net cash from (payments for) principal businesses purchased
All other investing activities
Cash from (used for) investing activities – continuing operations
Cash from (used for) investing activities – discontinued operations
CASH FROM (USED FOR) INVESTING ACTIVITIES
CASH FLOWS—FINANCING ACTIVITIES
Net increase (decrease) in borrowings (maturities of 90 days or less)
Newly issued debt (maturities longer than 90 days)
Repayments and other reductions (maturities longer than 90 days)
Proceeds from issuance of GE Capital preferred stock
Net dispositions (purchases) of GE shares for treasury
Dividends paid to shareowners
All other financing activities
Cash from (used for) financing activities – continuing operations
Cash from (used for) financing activities – discontinued operations
CASH FROM (USED FOR) FINANCING ACTIVITIES
Effect of currency exchange rate changes on cash and equivalents
INCREASE (DECREASE) IN CASH AND EQUIVALENTS
Cash and equivalents at beginning of year
Cash and equivalents at end of year
Less cash and equivalents of discontinued operations at end of year
Cash and equivalents of continuing operations at end of year
SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
Cash paid during the year for interest
Cash recovered (paid) during the year for income taxes

(a) Represents GE Capital earnings/loss from continuing operations attributable to the Company, net of GE Capital dividends paid to GE.

Amounts may not add due to rounding.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

Statement of Cash Flows (Continued)

General Electric Company and consolidated affiliates			GE[a]			Financial Services (GE Capital)		
2015	2014	2013	2015	2014	2013	2015	2014	2013
$ (5,795)	$ 15,345	$ 13,355	$ (6,061)	$ 15,182	$ 13,303	$ (15,202)	$ 7,397	$ 6,256
332	112	298	83	(50)	245	248	162	53
(6,126)	15,233	13,057	(6,145)	15,233	13,057	(15,450)	7,234	6,204
7,495	(5,855)	(5,475)	7,807	(5,698)	(5,439)	7,485	(5,860)	(5,540)
4,847	4,953	5,202	2,473	2,508	2,449	2,436	2,529	2,754
—	—	—	12,284	1,625	5,321	—	—	—
383	(882)	(3,540)	(1,800)	(476)	(2,571)	2,183	(406)	(969)
(52)	(1,913)	(485)	666	(473)	(1,432)	—	—	—
(314)	(872)	(1,368)	(282)	(877)	(1,351)	(14)	27	33
(541)	565	442	276	884	809	(189)	258	155
(996)	(515)	1,892	(1,010)	(528)	1,919	—	—	—
7,160	5,318	4,672	2,083	2,973	1,492	5,087	2,480	2,596
11,856	16,033	14,398	16,354	15,171	14,255	1,537	6,263	5,232
8,034	11,676	14,112	(12)	(2)	(2)	8,046	11,678	14,113
19,891	27,709	28,510	16,342	15,169	14,253	9,583	17,941	19,345
(7,309)	(7,134)	(6,754)	(3,785)	(3,970)	(3,680)	(4,237)	(3,818)	(3,274)
3,020	2,923	2,716	939	615	381	2,526	2,331	2,335
1,043	1,260	2,151	—	—	—	226	(161)	3,022
79,615	232	528	—	—	—	79,615	232	528
2,283	630	1,818	1,725	602	1,316	532	—	477
—	—	16,699	—	—	16,699	—	—	—
(12,027)	(2,091)	(8,026)	(10,350)	(2,091)	(8,026)	(1,677)	—	—
(5,013)	23,410	35,027	(1,308)	(1,062)	(1,868)	(4,690)	24,574	35,756
61,613	19,229	44,159	(12,779)	(5,906)	4,822	72,295	23,158	38,844
(2,125)	(24,263)	(15,042)	12	2	2	(2,137)	(24,263)	(15,043)
59,488	(5,034)	29,117	(12,767)	(5,905)	4,823	70,158	(1,105)	23,801
(24,459)	(6,409)	(14,048)	603	243	949	(24,834)	(7,078)	(13,710)
13,951	14,629	38,356	3,560	3,084	512	10,391	11,545	37,852
(47,038)	(38,410)	(53,624)	(2,190)	(323)	(5,032)	(44,848)	(38,087)	(48,592)
—	—	990	—	—	—	—	—	990
(1,099)	(1,218)	(9,278)	(1,099)	(1,218)	(9,278)	—	—	—
(9,295)	(8,852)	(7,821)	(9,289)	(8,851)	(7,821)	(4,620)	(3,322)	(6,283)
(1,605)	(652)	(1,388)	203	346	(212)	(1,362)	(679)	(878)
(69,547)	(40,912)	(46,813)	(8,211)	(6,719)	(20,881)	(65,273)	(37,621)	(30,621)
(6,507)	23,956	1,238	—	—	—	(6,507)	23,956	1,239
(76,054)	(16,956)	(45,575)	(8,211)	(6,719)	(20,881)	(71,780)	(13,665)	(29,382)
(3,464)	(3,492)	(795)	(908)	(312)	(22)	(2,556)	(3,180)	(773)
(138)	2,224	11,258	(5,544)	2,234	(1,827)	5,406	(9)	12,991
91,017	88,792	77,533	15,916	13,682	15,509	75,100	75,109	62,118
90,879	91,017	88,792	10,372	15,916	13,682	80,506	75,100	75,109
20,395	20,991	9,617	—	—	—	20,395	20,991	9,617
$ 70,483	$ 70,025	$ 79,173	$ 10,372	$ 15,916	$ 13,682	$ 60,111	$ 54,109	$ 65,492
$ (9,558)	$ (9,560)	$ (8,988)	$ (1,204)	$ (1,215)	$ (1,132)	$ (8,884)	$ (8,910)	$ (8,146)
(2,486)	(2,955)	(2,487)	(1,636)	(1,337)	(4,753)	(850)	(1,618)	2,266

(a) Represents the adding together of all affiliated companies except GE Capital, which is presented on a one-line basis.

Amounts may not add due to rounding.

In the consolidating data on this page, "GE" means the basis of consolidation as described in Note 1 to the consolidated financial statements; "GE Capital" means General Electric Capital Corporation (GECC) and its successor GE Capital Global Holdings, LLC (GECGH) and all of their affiliates and associated companies. Separate information is shown for "GE" and "Financial Services (GE Capital)." Transactions between GE and GE Capital have been eliminated from the "Consolidated" columns and are discussed in Note 23.

See Note 25 for additional information regarding the Statement of Cash Flows.

See accompanying notes in the Notes to Consolidated Financial Statements within the GE 2015 Form 10-K report.

What You Can Find in the Footnotes to Our Financial Statements

1. **Basis of Presentation and Summary of Significant Accounting Policies**
   How our financial statements are presented, changes in our business portfolio and key accounting policies
2. **Businesses Held for Sale and Discontinued Operations**
   Summary financial data and other information about businesses we are selling or have sold
3. **Investment Securities**
   Details of our investment portfolio, including realized and unrealized gains/losses and impairments
4. **Current Receivables**
   Current receivables by operating segment
5. **Inventories**
   Inventory details (raw materials and work in process, finished goods, etc.)
6. **GE Capital Financing Receivables and Allowance for Losses on Financing Receivables**
   Details of financing receivables, associated allowance for losses and contractual maturities
7. **Property, Plant and Equipment**
   Property, plant and equipment details (land, buildings, equipment leased to others, etc.), associated depreciation and noncancellable rentals
8. **Acquisitions, Goodwill and Other Intangible Assets**
   Information about acquisitions, goodwill, other intangibles and associated amortization, impairment testing
9. **Contract Assets and All Other Assets**
   Assets associated with long-term contracts and all other assets (investments in associated companies, long-term receivables, etc.)
10. **Borrowings**
    Details of short-term & long-term borrowings, liquidity, credit lines and debt-related actions under the GE Capital Exit Plan
11. **Investment Contracts, Insurance Liabilities and Insurance Annuity Benefits**
    Obligations to annuitants and policyholders of our run-off insurance operations
12. **Postretirement Benefit Plans**
    Details of pension and other postretirement benefits, including costs, composition of plan assets, funding status and key assumptions
13. **All Other Liabilities**
    Composition of other liabilities and information about environmental and asbestos liabilities
14. **Income Taxes**
    Current and deferred income taxes, tax-related assets and liabilities, income tax rate reconciliation and GE Capital Exit Plan tax effects
15. **Shareowners' Equity**
    Composition of equity accounts, exchanges of preferred stock and redeemable/nonredeemable noncontrolling interests
16. **Other Stock-related Information**
    Information about share-based compensation programs, including expense, fair value of grants and details of outstanding grants
17. **Other Income**
    Composition of GE other income (gains on sale of businesses, etc.)
18. **Earnings Per Share Information**
    Information about basic and diluted earnings per share calculations for continuing and discontinued operations
19. **Fair Value Measurements**
    Recurring and non-recurring fair value measurements, including fair value levels, activity and unobservable measurement inputs
20. **Financial Instruments**
    Details of financial instruments including derivatives and hedging activities
21. **Variable Interest Entities**
    Information related to consolidated and unconsolidated variable interest entities
22. **Commitments, Guarantees and Product Warranties**
    Information about commitments, guarantees (credit support, indemnifications, etc.), and product warranties
23. **Intercompany Transactions**
    Details of intercompany activities, including effect on our Consolidated Statement of Cash Flows
24. **Operating Segments**
    Additional information about our operating segments, including revenues, assets, additions to property, plant and equipment, etc.
25. **Cash Flows Information**
    Supplemental cash flow information
26. **Cost Information**
    Information about research and development, collaborative arrangements and rental expenses
27. **Supplemental Information**
    Additional information about postretirement benefits, and derivatives and hedging
28. **Quarterly Information (unaudited)**
    Selected quarterly data related to our Consolidated Statement of Earnings

You can find the financial statement footnotes in our 10-K at:
www.ge.com/annualreport
(click on the downloads)

How We Focus on the Most Critical Enterprise Risks



"I have asked GE's leaders to go deep on what I believe are the four most critical risks facing the Company: product quality, cybersecurity, liquidity and global compliance. Over the years, we have built lines of defense around these core risk focus areas."

Jeff Immelt

Chairman & Chief Executive Officer

LINES OF DEFENSE	CORE RISK FOCUS AREAS: PRODUCT QUALITY	CYBERSECURITY	LIQUIDITY (THROUGH A CRISIS)	GLOBAL COMPLIANCE
1 DEEP DOMAIN EXPERTISE	• 58,000+ engineers • Global Research Centers	• 11,000+ IT & cyber professionals • IT Security Operations Center • Increased investment 3X+ since 2009	• 750+ Treasury professionals	• ~700 compliance professionals • ~600 ombuds
2 DISCIPLINED BUSINESS PROCESSES & CHALLENGE CULTURE	• Integrated GE-wide council on product management, supply chain & engineering • Product Safety Boards • Services Council	• Product/system design for security • Installed base remediation • Cybersecurity Task Force • Product Security Incident Response Team	• Risk oversight & stress testing • Cash flow metrics in compensation plans	• Policy Compliance Review Board…8 compliance operating reviews in 2015 • Global Ombuds System • Deep culture of integrity (*Spirit & Letter*)…our leaders own it • Ethisphere Magazine… GE named one of the world's most ethical companies 10 years in a row
3 STRONG AUDIT & THIRD-PARTY OVERSIGHT	• Regulators…e.g., FAA, FDA, NRC	• Internal audit… Corporate Audit Staff • Red team…penetration testing challenges • Wurldtech…industrial product design	• Credit rating agencies • Regulators…e.g., FRB, PRA • Internal audit…GE Capital Audit	• External audit…KPMG (~300 partners & 500k+ audit hours annually) • Internal audit… Corporate Audit Staff & GE Capital Audit

4 BOARD TRANSPARENCY & MANAGEMENT OVERSIGHT


GE Board
Each committee oversees risk in its area of expertise & reports to the full Board
AUDIT COMMITTEE
GOVERNANCE & PUBLIC AFFAIRS COMMITTEE
MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE
GE CAPITAL COMMITTEE
TECHNOLOGY & INDUSTRIAL RISK COMMITTEE
BOARD OVERSIGHT
CORPORATE AUDIT STAFF & GE CAPITAL AUDIT
POLICY COMPLIANCE REVIEW BOARD
GE BLUEPRINT REVIEWS
GE CAPITAL BOARD
GE CAPITAL ENTERPRISE RISK MANAGEMENT COMMITTEE
MANAGEMENT OVERSIGHT

Q&A with Our Lead Director



What has been the Board's role in the significant portfolio shift that's underway at GE?

Brennan: Capital allocation is one of the most important areas that the Board oversees. There have been two critical capital allocation decisions for GE this year—the GE Capital exit and the Alstom acquisition. These were not impulsive decisions, but rather the product of a multi-year strategic planning process with the Board. For example, the Board reviewed more than 10 potential acquisition targets before approving the Alstom deal. Governance works best when decisions are made in strategic partnership between management and the Board, where the Board is active and constructively challenges management, yet is not too disruptive. After approving a deal, the Board continues its engagement by closely monitoring the integration or disposition process.

What were some of the big structural changes on the Board in the past year?

Brennan: We implemented proxy access at 3% for 3 years, which we believe is appropriate based on our conversations with investors and given our size and shareowner base. There has been a fair amount of discussion around the finer points of proxy access, so I will say that we will administer proxy access the way we implemented it, by striking a fair balance.

The other significant change was our adoption of a 15-year director term limit policy. This change came out of the Board's self-evaluation process and allows us to achieve a balanced mix of director ages and tenures. Nowadays, you may find someone qualified to join the Board at a pretty young age. So term limits are a good tool to work in tandem with our age limit policy.

The Board recently oversaw the redesign of GE's compensation plans. What were the key changes, and do you think they're working?

Brennan: This year, we implemented a more formulaic, less discretionary annual bonus plan. It has been successful because it has provided greater transparency and accountability. With a more formulaic plan, it is important for the Board to monitor it and make appropriate adjustments to ensure that changes in company strategy are supported by active plan targets.

There were some key management changes this year. Can you talk about the Board's role in succession planning?

Brennan: One of our most important duties as a Board is overseeing overall succession planning at GE and understanding the depth and breadth of talent in the company. The MDCC reviews the management team and succession plans across the company at all of its eight regularly scheduled meetings. In addition, there are numerous touchpoints for all of our directors to personally get to know GE leaders, such as our director-only site visits.

Sincerely,

JOHN J. BRENNAN,
Lead Director

See our proxy website (www.ge.com/proxy) for a video Q&A with our Lead Director

AN ACTIVE & ENGAGED BOARD

Recruited 8 new directors over last 5 years, including 3 new nominees for 2016

2015

Adopted director term limit of 15 years

Implemented proxy access (3%, 3yrs, 20% of Board, up to 20 shareowners can aggregate)

2014

Redesigned incentive compensation programs (annual bonus + long-term equity)

Eliminated dividend equivalents on unvested RSUs

Adopted anti-pledging/hedging policy

2013

Enhanced lead director responsibilities & selection

Formed independent committee to oversee R&D

Lowered special shareowner meeting threshold to 10%

BOARD ACCOUNTABILITY TO INVESTORS

Annual director elections with majority voting standard + Proxy access at 3%, 3 years, 20% of Board + Annual Board review of investor views & feedback + Periodic independent director meetings with investors

INDEPENDENT BOARD LEADERSHIP

3X/year
meetings in executive session without management present

50+
committee meetings in 2015 (all committees are independent)

2X+/year
visits to GE businesses by each director

annual
assessment of Board leadership structure

Board Composition & Refreshment

Your vote is needed on Director Elections:
election of the 16 nominees named in the proxy for the coming year

Your Board recommends a vote FOR

DIRECTOR QUALIFICATIONS

- 16 (100%) leadership
- 12 (75%) global
- 10 (63%) industry
- 10 (63%) finance
- 7 (44%) talent development
- 5 (31%) investor
- 5 (31%) technology
- 4 (25%) risk management
- 3 (19%) government
- 2 (13%) marketing

GE POLICY: create an experienced Board with expertise in areas relevant to GE

HOW WE THINK ABOUT BOARD REFRESHMENT

term limits
+
retirement age
+
annual Board evaluation

8 new directors & 8 retired directors over last 5 years

DIVERSITY OF BACKGROUND

- 19% — 3 former regulators
- 13% — 2 leading academics
- 25% — 4 women
- 38% — 6 born outside the US
- 81% — 13 current & former CEOs

GE POLICY: build a cognitively diverse board representing a range of backgrounds

INDEPENDENCE

94% independent (all director nominees except CEO)

81% of current directors meet heightened independence standards for Audit, Compensation or Governance Committees

GE POLICY: all non-management directors must be independent

TENURE

50% with 5 years or less

75% with 10 years or less


median: 5
3
5
4
1
3
0-2
3-5
6-10
11-15
>15
# of years

GE POLICY: balanced mix of both deep GE knowledge & new perspectives

NEW IN 2015
TERM LIMIT POLICY: 15 years with a 2-year transition for current directors

BOARD SIZE


20
15
10
1975
1985
1995
2005
2015
median: 16
16 director nominees

GE POLICY: 13–18, given need for expertise across multiple businesses

2016 BOARD REFRESHMENT

Joining the Board	Leaving the Board
Bazin	Cash
Henry	Swieringa
McAdam	Warner

AGE DIVERSITY

38% younger than 60

GE POLICY: retirement age 75

46 years — median: 61 — 69

Board Nominees

Name	Qualifications	Age	Director Since	Primary Occupation & Other Public Company Boards	A**	G	M	GEC	T
Bazin (NEW)	Leadership, Global, Industry, Finance, Investor	54	Nominee	Chair & CEO, Accor *Boards: Accor, China Lodging Group*					
Beattie	Leadership, Global, Finance, Investor, Risk Management	55	2009	CEO, Generation Capital & former CEO, The Woodbridge Company *Boards: Maple Leaf Foods, Royal Bank of Canada, Acasta Enterprises*				C	
Brennan	Leadership, Finance, Talent Development, Investor, Risk Management	61	2012	Chair Emeritus & Senior Advisor, The Vanguard Group *Boards: LPL Financial Holdings*		✓	C	✓	
D'Souza	Leadership, Global, Finance, Technology	47	2013	CEO, Cognizant Technology Solutions *Boards: Cognizant*	F				✓
Dekkers	Leadership, Global, Industry, Talent Development, Technology	58	2012	Chair of the Board of Management, Bayer* *Boards: Unilever**			✓		✓
Henry (NEW)	Leadership, Global, Finance, Talent Development, Government	46	Nominee	Dean & Professor of Economics & Finance, NYU's Stern School of Business *Boards: Citigroup*					
Hockfield	Leadership, Industry, Talent Development, Technology	64	2006	President Emerita & Professor of Neuroscience, MIT		✓			C
Immelt	Leadership, Global, Industry, Government	60	2000	Chair & CEO, General Electric					
Jung	Leadership, Global, Talent Development, Technology, Marketing	57	1998	President & CEO, Grameen America & former Chair/CEO, Avon *Boards: Apple, Daimler*		✓	✓		✓
Lane	Leadership, Global, Industry, Finance, Talent Development	66	2005	Former Chair & CEO, Deere *Boards: BMW*	F		✓		
Lazarus	Leadership, Global, Industry, Marketing	68	2000	Chair Emeritus & former CEO, Ogilvy & Mather *Boards: Blackstone, Merck*		C			
McAdam (NEW)	Leadership, Global, Finance, Technology	61	Nominee	Chair & CEO, Verizon Communications *Boards: Verizon*					
Mulva	Leadership, Global, Industry, Finance	69	2008	Former Chair & CEO, ConocoPhillips *Boards: General Motors*	F				✓
Rohr	Leadership, Industry, Talent Development, Investor, Risk Management	67	2013	Former Chair & CEO, PNC Financial Services Group *Boards: Allegheny Technologies, EQT, Marathon Petroleum*			✓	✓	
Schapiro	Leadership, Industry, Finance, Risk Management, Government	60	2013	Vice Chair of Advisory Board, Promontory & former Chair, SEC *Boards: London Stock Exchange*				✓	
Tisch	Leadership, Global, Industry, Finance, Investor	63	2010	President & CEO, Loews *Boards: Loews and its consolidated subsidiaries*		✓			

Committee Memberships: A** | G | M | GEC | T

Independence. All director nominees other than the CEO are independent.
Attendance. All director nominees attended at least 75% of the meetings of the Board and committees on which they served in 2015.

Qualifications
- Leadership
- Global
- Industry
- Finance
- Talent Development
- Investor
- Technology
- Risk Management
- Government
- Marketing

A	Audit	M	Management Development & Compensation	T	Technology & Industrial Risk
G	Governance & Public Affairs	GEC	GE Capital	C	Chair
				F	Financial expert

*Mr. Dekkers is expected to retire from Bayer in April 2016 and become Chairman of the Board, Unilever.
**Ms. Schapiro will become the Audit Committee chair following the annual meeting.

Board & Committees

FULL BOARD



Chair
Jeff Immelt



Lead Director
Jack Brennan

2015 meetings
13, including 3 formal meetings of independent directors

Board Rhythm

8X/year
Regular meetings

Calls between meetings as appropriate

2X+/year
Business visits for each director

1X/year
Strategy session

1X/year
Governance & investor feedback review

1X/year
Board self-evaluation

Recent Focus Areas

Portfolio changes: Alstom acquisition, GE Capital exit, Appliances sale

Capital allocation

Significant initiatives: Digital Industrial, Simplification, Product Costs

A Typical GE Board Meeting ... 2 days, 8X/year

BEFORE THE MEETING

Board committee chairs: "prep meetings" with management & outside advisors (e.g., KPMG)

Management: internal "prep meetings"

THURSDAY (DAY 1)

Daytime: Board committee meetings

Evening: business presentations & dinner (Board interacts directly with senior business managers)

FRIDAY (DAY 2)

Early morning: independent directors' breakfast session

Late morning: full Board meeting (including reports from each committee chair)

AFTER THE MEETING

Management: follow-up sessions to discuss & respond to Board requests

COMMITTEES



Audit

Chair: Sandy Warner
2015 meetings: 16

Members: D'Souza, Lane, Mulva, Swieringa, Warner

Oversees: KPMG, financial reporting, internal audit, compliance, cybersecurity

Recent focus areas

Accounting, controls & disclosure for GE Capital exit plan

Alstom integration, including compliance

New revenue recognition standard



Governance & Public Affairs

Chair: Shelly Lazarus
2015 meetings: 4

Members: Brennan, Hockfield, Jung, Lazarus, Tisch, Warner

Oversees: director recruitment, corporate governance, sustainability, political spending

Recent focus areas

Board refreshment & recruiting new directors

New director term limit policy

Implementation of proxy access



Management Development & Compensation

Chair: Jack Brennan
2015 meetings: 10

Members: Brennan, Cash, Dekkers, Jung, Lane, Rohr, Warner

Oversees: succession planning, CEO & senior executive performance evaluations & compensation

Recent focus areas

Operation of new annual cash incentive program for 2015

Implementation of new long-term equity incentive program for senior executives

Impact of GE Capital exit plan on compensation



GE Capital

Chair: Geoff Beattie
2015 meetings: 21

Members: Beattie, Brennan, Rohr, Schapiro

Oversees: GE Capital, risk management & governance frameworks, risk appetite

Recent focus areas

Risk oversight of execution of GE Capital exit plan, Synchrony exchange offer & GE Capital reorganization

Capital planning & liquidity



Technology & Industrial Risk

Chair: Susan Hockfield
2015 meetings: 4

Members: Cash, D'Souza, Dekkers, Hockfield, Jung, Mulva

Oversees: technology, software & innovation strategies & investments/initiatives, R&D

Recent focus areas

R&D funding

Launch of GE Digital

Product management & technology

Compensation Profile

PAY CONSIDERATIONS

Performance: emphasize overall GE results & consistent, relative & sustainable performance

Balance: formulaic comp. vs. Compensation Committee judgment; future vs. current pay; mix of performance measures

Risk: performance metrics include specific risk-focused goals

WHAT WE DO

Shareowner approval for severance & death benefits

Clawback of incentive compensation when warranted

Significant share ownership requirements & holding period for option shares

Limited perquisites including transportation, life insurance, home security

WHAT WE DON'T DO

No individual severance or change-of-control agreements

No gross-ups on excise taxes

No dividend equivalents on unearned RSUs/PSUs

No hedging or pledging of GE stock

No lump sum payout of pension

PRIMARY EXECUTIVE COMPENSATION ELEMENTS FOR 2015

	Salary	Bonus	LTPAs	PSUs	Options	RSUs
Who receives	All named executives →					All named executives except CEO
When granted	Reviewed every 18 months	Annually in February for prior year	Generally every 3 years	Annually →		
Form of delivery	Cash →			Equity →		
Type of performance	Short-term emphasis →		Long-term emphasis →			
Performance period	Ongoing	1 year	3 years →		5-year vesting period	
How payout determined	Committee judgment	Formulaic & committee judgment	Formulaic; committee verifies performance		Formulaic; depends on stock price on exercise/vest date	
Most recent performance measures	N/A	4 financial metrics + strategic goals	4 financial metrics	2 financial metrics + relative TSR modifier	Stock price appreciation	

Aligning Pay With Performance

2015 ANNUAL BONUSES (CASH)

Actual	Threshold	Target	Max	Weight	Performance Metric	Alignment With Our Investor Frameworks: Annual	Long-Term
$1.31	$1.28	$1.33	$1.38	18.75%	**2015 Industrial Operating + Verticals EPS** **GE Goal:** attractive earnings profile	✓	
$16.1B	$15.7B	$16.5B	$17.3B	18.75%	**2015 Industrial Operating Profits (ex. Alstom)** **GE Goal:** valuable portfolio	✓	✓
17.0%	16.1%	16.5%	16.9%	18.75%	**2015 Operating Profit Margin (ex. Alstom)** **GE Goal:** strong industrial segment execution	✓	✓
$13.5B	$9B	$10B	$11B	18.75%	**2015 Free Cash Flow** **GE Goal:** high cash flows	✓	
95%		100%		25%	**Strategic Metrics** **GE Goal:** execute portfolio transformation, improve returns, create Digital Industrial company, lead in growth markets, accelerate simplification, execute on new product introductions & manage enterprise risk	✓	✓

Result: Overall bonus pool funded at 103% of target

2013–2015 LONG-TERM PERFORMANCE AWARDS (CASH)

Actual	Threshold	Target	Max	Weight	Performance Metric	Annual	Long-Term
$4.60	$5.10	$5.30	$5.52	25%	**2013–2015 Operating EPS** **GE Goal:** attractive earnings profile	✓	✓
$87B	$55B	$64B	$73B	25%	**2013–2015 Total Cash** **GE Goal:** high cash flows	✓	✓
87%	60%	62%	65%	25%	**2015 Industrial Earnings as % of Earnings** **GE Goal:** valuable portfolio		✓
16.9%	16%	17%	18%	25%	**2015 Industrial Return on Total Capital** **GE Goal:** leading returns		✓

Result: LTPAs for named executives paid out at 90% of target

2011–2015 PERFORMANCE SHARE UNITS (EQUITY)

Actual	Target	Weight	Performance Metric	Annual	Long-Term
$56B	$71B	50%	**2011–2015 Industrial Cash From Operating Activities** **GE Goal:** high cash flows	✓	✓
101%	50%	50%	**2011–2015 TSR (outperform S&P 500)** **GE Goal:** market-leading stock returns		✓

Result: CEO earned 50% of the PSUs because GE outperformed the S&P 500 on TSR; remaining 50% of the PSUs cancelled

➤ *See "How Our Incentive Compensation Plans Paid Out for 2015" on GE 2016 Proxy page 30 for more information on how these plans work. For information on how these metrics are calculated, see "Explanation of Non-GAAP Financial Measures and Performance Metrics" on GE 2016 Proxy page 49.*

2015 CEO Pay

DECISIONS

$3.8M
Base salary (same as 2014)

$5.4M
Cash bonus (100% of target, same as 2014)

200K
PSUs (same as 2014)

600K
options (up from 500K in 2014)

$12.5M
LTPA payout ($7.6M reported as 2015 SEC total compensation)

Performance

OUTPERFORMED ON TSR



$40B
added to GE's market cap
28%
1%
-4%
64%
53%
48%
101%
81%
69%
1-Year
3-Year
5-Year
GE
S&P 500
Industrial Select Sector Index
Data as of 12/31/15

TOTAL COMPENSATION ANALYSIS

Year-over-year change		Main drivers
Realized compensation	▲ 5%	2014 bonus increase from 2013 (reflected in 2015 realized compensation)
SEC total compensation	▼ 11%	Lower increase in pension value offset by higher LTPA installment payment because 2015 was the final year of the performance period
Adjusted SEC total	▲ 14%	Stronger GE stock price performance (drove 70% higher accounting value for PSUs)

EXECUTED ON THE LARGEST-EVER CORPORATE RESTRUCTURING, DEBT EXCHANGE AND SPLIT-OFF

~$200B
plan to sell GE Capital ENI. By end of 2015, signed deals for **$157B**

$36B
GE Capital debt exchange

$20B
split-off of Synchrony Financial. **671M** GE shares retired

RETURNED A GE-RECORD $33 BILLION TO SHAREOWNERS



$9.3B
dividends (yield higher than peers)

$23.7B
share repurchases (including $20.4B from the Synchrony split-off)

ACCOUNTABILITY

Significant portion of compensation tied to GE's operating and/or stock price performance **83%** of compensation at risk in 2015

Balanced approach to compensation CEO declined **$11.7M** LTPA payout and **two** bonuses over the last 10 years

Substantial stock ownership **1.02M+** GE shares purchased since 2001

ACCELERATED GE'S BOLD TRANSFORMATION INTO A DIGITAL INDUSTRIAL COMPANY

Launching **GE Digital** and **Current** powered by GE

SIGNIFICANTLY IMPROVED GE'S COMPETITIVENESS

19%
growth in Industrial EPS

290bps
increase in Industrial ROTC

80bps
expansion in both Industrial segment operating profit margins and gross margins (excluding Alstom)

2015 Summary & Realized Compensation (in thousands)

Name & Principal Position	Salary	Bonus	PSUs & RSUs[1]	Stock options	LTPAs[2]	Pension & deferred compensation[3]	All other comp.	SEC total	Adjusted SEC total[4]	Realized comp. (W-2)[5]
Jeff Immelt Chair & CEO	$3,800	$5,400	$6,239	$2,964	$7,614	$6,337	$620	$32,974	$23,377	$10,029
Jeff Bornstein SVP & CFO	$1,600	$2,500	$2,747	$1,087	$3,351	$1,815	$161	$13,261	$9,955	$5,266
John Rice Vice Chair	$2,538	$4,088	$2,991	$1,186	$5,845	$1,318	$1,696	$19,660	$15,886	$9,671
Keith Sherin Vice Chair	$2,500	$5,233	$2,991	$1,186	$6,751	$6,953	$293	$25,906	$15,742	$6,947
Brackett Denniston Former SVP	$1,838	$3,025	$2,259	$889	$4,082	$853	$207	$13,153	$10,463	$5,017

[1] Same as "Stock Awards" column in the Summary Compensation Table on GE 2016 Proxy page 36
[2] Same as "Non-Equity Incentive Plan Comp." column in the Summary Compensation Table on GE 2016 Proxy page 36
[3] Same as "Change in Pension Value & Nonqualified Deferred Comp. Earnings" column in the Summary Compensation Table on GE 2016 Proxy page 36
[4] Represents SEC total compensation minus change in pension value and adjusted to annualize the LTPA payout over the three years in the performance period (2013–2015)
[5] Represents the compensation our named executives actually realized, as reported on their IRS W-2 forms. See "Realized Compensation" on GE 2016 Proxy page 29

In engaging KPMG for 2016, we reviewed:

- **KPMG's performance on GE audit** ... includes results of internal, worldwide survey
- **KPMG's capability & expertise** in handling breadth & complexity of our worldwide operations
- **KPMG's known legal & regulatory risks** ... includes interview with KPMG's chairman & review of the number of audit clients with restatements as compared to other Big 4 firms
- **External data on audit quality & performance** ... includes recent PCAOB reports on KPMG & peer firms
- **Appropriateness of KPMG's fees** ... on both an absolute basis & relative to peer firms
- **KPMG's tenure & independence** ... including benefits & independence risks of long-tenured auditor & controls/processes that help ensure KPMG's independence

BENEFITS OF A LONG-TENURED AUDITOR

Higher audit quality

- Institutional knowledge & deep expertise through 100+ years of experience with GE & 1,200+ statutory GE audits in 90+ countries

Efficient fee structure

- Familiarity with GE business keeps costs competitive

No onboarding or educating new auditor

- Saves management's time & resources

INDEPENDENCE CONTROLS

Thorough Audit Committee oversight

- Includes private meetings with KPMG (4X+ per year for the committee and 8X+ per year for the committee chair)
- Annual evaluation
- Committee-directed process for selecting lead audit engagement partner

Rigorous limits on non-audit services

- Audit Committee preapproves non-audit services
- Certain types of otherwise permissible services prohibited
- KPMG engaged only when best-suited for the job

Robust internal KPMG independence process

- Includes periodic internal quality reviews
- Large number of partners staffed on GE audit (~300)
- Lead audit engagement partner rotation every 5 years

Strong regulatory framework

- KPMG subject to PCAOB inspections, Big 4 peer reviews & PCAOB/SEC oversight

KPMG Fees

(in millions)

	Audit[1]	Audit-related[2]	Tax[3]	All Other[4]	Total
2015	$75.0	$20.8	$1.8	$0.0	$97.6
2014	$78.2	$10.7	$2.2	$0.0	$91.1

[1] Audit & review of financial statements for 10-K/10-Q, internal control over financial reporting audit, statutory audits
[2] Assurance services, M&A due diligence & audit services, employee benefit plan audits; year-over-year increase driven by GE Capital exit plan
[3] Tax compliance & tax advice/planning
[4] GE did not engage KPMG for any other services

WHAT WE ARE PAYING FOR

500K+
audit hours

1,200+
statutory audits globally

~300
partners

See "Audit" on GE 2016 Proxy page 52 for more information.

2016 PROPOSALS

	Proposal	Proponent	What the proposal asks for	Why the Board recommends a vote AGAINST this proposal
1	**Lobbying report** > see GE 2016 Proxy page 55	PhilPERs*	Annual report on lobbying	GE already provides robust disclosure of its political & lobbying activities online & in our Sustainability Report
2	**Independent chair** > see GE 2016 Proxy page 56	Kenneth Steiner	Require board chair to be independent	GE has a strong, independent lead director model & our current structure is the most effective for GE
3	**Holy Land principles** > see GE 2016 Proxy page 57	Cardinal Resources Inc.	Implement 8 equal employment opportunity principles in Israel	GE already provides equal opportunity employment & employs a diverse workforce globally, including in Israel
4	**Cumulative voting** > see GE 2016 Proxy page 58	Martin Harangozo	Allow shareowners to aggregate their shares & vote all for one or more nominees	Directors should be elected & accountable to all shareowners, not special interests
5	**Performance-based options** > see GE 2016 Proxy page 59	James Jensen	Require some portion of future option grants to senior executives be performance-based	GE's executive compensation program is already predominantly performance-based
6	**Human rights report** > see GE 2016 Proxy page 60	NCPPR*	Report on GE's guidelines for investing, operating & withdrawing from regions with human rights risks	GE has a strong track record on human rights issues & provides robust disclosure on our website

*PhilPERs = The City of Philadelphia Public Employees Retirement System | NCPPR = National Center for Public Policy Research

How to Submit a Proposal for Next Year

	Proposals to include in proxy*	Director nominees to include in proxy (proxy access)**	Other proposals/ nominees to be presented at annual meeting**
Minimum GE stock ownership requirement	$2,000	3% for 3 years (up to 20 shareowners can aggregate)	1 share
Deadline for GE to receive	Close of business on 11/14/16	Between 10/15/16 and close of business on 11/14/16	
Where to send	**By mail:** Alex Dimitrief, Secretary, General Electric Company, at the applicable address listed on the inside front cover of this proxy statement **By email:** shareowner.proposals@ge.com		
What to include	Information required by SEC rules	Information required by our by-laws	

* Proposals must satisfy SEC requirements, including Rule 14a-8
** Proposals not submitted pursuant to SEC Rule 14a-8 and any director nominees must satisfy GE's by-law requirements, available on GE's website (see "Helpful Resources" on GE 2016 Proxy page 65)

"At GE, we solve problems for customers and find solutions that make things better for society, the environment and the economy. We believe that innovation is at the heart of sustainability."

— **Jeff Immelt**, CEO

ECOMAGINATION

What it is: GE's growth strategy to enhance resource productivity & reduce environmental impact on a global scale through commercial solutions for our customers & through our own operations

Our investment: $15B R&D spend

Our results:

$200B+	31%	42%
revenues (2005–2014)	lower greenhouse gas emissions (2004–2014)	lower freshwater use (2006–2014)

Annual Prioritization Process

Evaluate social needs with stakeholders → Identify business imperatives → Select priorities

Employ GE expertise and technology → Monitor and evolve → Evaluate social needs with stakeholders

Monitor and evolve → Governance

2015 priorities

SOCIAL
- Workforce & Idea Development
- Improving Health
- Human Rights

ENVIRONMENT
- Energy & Climate
- Resource Productivity
- Water

GOVERNANCE
- Integrity & Compliance
- Globalization

BOARD OF DIRECTORS

The Board oversees the execution of GE's sustainability strategy as part of its oversight of business strategy and risk management

Management Development & Compensation Committee	Audit Committee	Governance & Public Affairs Committee	GE Capital Committee	Technology & Industrial Risk Committee	CEO

INTERNAL SUSTAINABILITY STEERING COMMITTEE

GE's sustainability approach is coordinated by a Sustainability Steering Committee composed of leaders from across GE with deep subject matter expertise.

Global Government Affairs Resource/Environment Strategy Investor Relations	Environment/Health/Safety Ecomagination GE Foundation/Diversity	Communications Labor/Employment Corporate/Securities

SOME OF OUR EXTERNAL ADVISORS

Executive Director, Institute for Human Rights & Business	Director, Corporate Social Responsibility, Harvard Kennedy School	Senior Fellow, Global Green Growth Institute & International Sustainability Development

Progress Toward Our Goals

How GE Works

GE holds itself and its partners to the highest standards of integrity, and we are committed to leadership, job creation, working safely and building strong workforces in the markets where we operate.

WORKFORCE & IDEA DEVELOPMENT

Goal: Recruit & hire 5,000 veterans

Progress: 4,686 veterans hired through 2015

ENVIRONMENT, HEALTH & SAFETY

Goal: Continuous reduction in recordable illness & injuries

Progress: 41% reduction since 2005 4% decrease 2014–2015

Goal: Continuous reduction in environmental events (air & waste water exceedances, spills & releases)

Progress: 52% reduction since 2005 37% reduction 2014–2015

GOVERNANCE

Goal: Train legacy Alstom employees on GE's compliance program requirements

Progress: 91 ombuds leaders trained & in place by Alstom closing; 1,700+ legacy Alstom leaders trained within 90 days of closing



Building Things That Matter

GE works every day to bring to market innovative solutions that provide energy and water security, create jobs, improve health and reduce environmental impact.

WATER

Goal: Reduce freshwater use by 20% (from 2011 baseline)

Progress: 14% reduction through 2014

ENERGY & CLIMATE

Goal: Reduce greenhouse gas emissions 20% by 2020 (from 2011 baseline)

Progress: 4% reduction through 2014

ENERGY & CLIMATE

Goal: Ecomagination R&D commitment to increase our investment to $25B by 2020

Progress: $17B spent on Ecomagination R&D 2005–2015, including $2.3B in 2015

See our Sustainability Website
(www.ge.com/sustainability)
for more information on how we are performing

2015 reporting informed by the Global Reporting Initiative's (GRI) G4 Sustainability Reporting Guidelines

Enabling Progress

GE has stayed competitive for more than a century by our continuous drive for improvement and we have continued our investment in R&D and innovation. We lead by example and enable progress for others around the world.

CHARITABLE GIVING

Goal: Support community & educational programs through charitable contributions

Progress: $201M in contributions from GE businesses, GE employees & GE Foundation in 2015

VOLUNTEERS

Goal: Support GE Volunteers to achieve >1M volunteer hours

Progress: 1M GE Volunteer hours reported in 61 countries through 2015

R&D INVESTMENT

Goal: Consistently invest in innovation

Progress: $4.5B total R&D investment (GE & customer-funded) in 2015





You are invited to attend GE's 2016 annual meeting. This page contains important information about the meeting, including how you can make sure your views are represented by voting today. Be sure to check out our interactive, mobile-friendly online proxy (www.ge.com/proxy) and annual report (www.ge.com/annualreport).

Cordially, Alex Dimitrief, Secretary

LOGISTICS

Date: April 27, 2016

Time: 10:00 a.m. Eastern Time

Webcast: www.ge.com/investor-relations

Location: Prime F. Osborn III Convention Center, 1000 Water Street, Jacksonville, FL 32204


95
West Bay St
Parking
Annual Meeting
Water St

Attending in Person: You must be a GE shareowner as of the record date, and you must bring your admission card & photo ID. Follow the instructions on GE 2016 Proxy page 64 or on our proxy website

AGENDA

Elect the 16 directors named in the proxy for the coming year *read more on GE 2016 Proxy page 11*

✓ Your Board recommends a vote for each director nominee

Ratify the selection of KPMG as independent auditor for 2016 *read more on GE 2016 Proxy page 52*

✓ Your Board recommends a vote for this proposal

Approve our named executives' compensation in advisory vote *read more on GE 2016 Proxy page 28*

✓ Your Board recommends a vote for this proposal

Vote on shareowner proposals included in proxy if properly presented *read more on GE 2016 Proxy page 55*

✗ Your Board recommends a vote against each proposal

Shareowners also will transact any other business that properly comes before the meeting

Vote standard: Majority of votes cast; abstentions & broker non-votes not counted & therefore have no effect

Check out our interactive, mobile-friendly online proxy & annual report

www.ge.com/proxy
www.ge.com/annualreport

Also check out our new integrated summary report, which combines key information from GE's annual report, proxy statement and sustainability websites.

www.ge.com/ar2015/integrated-report

HOW YOU CAN VOTE

	Do you hold shares directly with GE or in the Retirement Savings Plan (RSP)?	Do you hold shares through a bank or broker?
Internet	Use the Internet at www.investorvote.com/GE	Use the Internet at www.proxyvote.com
Phone	Call toll-free (US/Canada) 1-800-652-VOTE (8683)	Call toll-free (US/Canada) 1-800-454-VOTE (8683)
Mail	Mail your signed proxy form	Mail your signed voting instruction form

VOTING Q&A

Who can vote? Shareowners as of our record date, February 29, 2016

How many shares are entitled to vote? 9.3 billion common shares (preferred shares are not entitled to vote)

How many votes do I get? One vote on each proposal for each share you held as of February 29, 2016

Do you have an independent inspector of elections? Yes, you can reach them at IVS Associates, 1000 N. West St., Ste. 1200 Wilmington, DE 19801

Can I change my vote? Yes, by voting in person at the meeting, delivering a new proxy or notifying IVS Associates in writing. But, if you hold shares through a broker, you will need to contact them

Is my vote confidential? Yes, only IVS Associates & certain GE employees/agents have access to individual shareowner voting records

Where can I find out more information? See "Voting & Meeting Information" on GE 2016 Proxy page 62

This document contains "forward-looking statements" — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target."

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our announced plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with this plan and earnings per share of GE Capital's retained businesses (Verticals); expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and Capital earnings.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include:

- obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced plan to reduce the size of our financial services businesses;
- our ability to complete incremental asset sales as part of that plan in a timely manner (or at all) and at the prices we have assumed;
- our ability to reduce costs as we execute that plan;
- changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of our announced plan to reduce the size of our financial services businesses as well as other aspects of that plan;
- the impact of conditions in the financial and credit markets on the availability and cost of GE Capital Global Holdings, LLC's (GE Capital) funding, and GE Capital's exposure to counterparties;
- the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults;
- pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC, which may affect our estimates of liability, including possible loss estimates;
- our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so;
- the adequacy of our cash flows and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels;
- GE Capital's ability to pay dividends to GE at the planned level, which may be affected by GE Capital's cash flows and earnings, financial services regulation and oversight, and other factors;
- our ability to convert pre-order commitments/wins into orders/bookings;
- the price we realize on orders/bookings since commitments/wins are stated at list prices;
- customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve;
- the effectiveness of our risk management framework;
- the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation;
- our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions;
- our success in completing, including obtaining regulatory approvals for, announced transactions, such as the Appliances disposition and our announced plan and transactions to reduce the size of our financial services businesses;
- our success in integrating acquired businesses and operating joint ventures;
- our ability to realize anticipated earnings and savings from announced transactions, acquired businesses and joint ventures;
- the impact of potential information technology or data security breaches; and
- the other factors that are described in the Risk Factors section of our 2015 Annual Report or Form 10-K.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements. This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

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imagination at work



General Electric Company
Fairfield, Connecticut 06828
www.ge.com